SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

BIO-RAD LABORATORIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIO-RAD LABORATORIES, INC.

1000 Alfred Nobel Drive

Hercules, California 94547

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF

BIO-RAD LABORATORIES, INC.

TO BE HELD APRIL 26, 2011

TO THE STOCKHOLDERS OF BIO-RAD LABORATORIES, INC.:

The annual meeting of the stockholders of Bio-Rad Laboratories, Inc., a Delaware corporation (“Bio-Rad” or the “Company”), will be held at the Company’s corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547 on Tuesday, April 26, 2011 at 4:00 p.m., Pacific Daylight Time, to consider and vote on:

(1)	The election of two directors of the Company by the holders of outstanding Class A Common Stock and four directors of the Company by the holders of outstanding Class B Common Stock;

(2)	A proposal to ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011;

(3)	A proposal to approve the Bio-Rad Laboratories, Inc. 2011 Employee Stock Purchase Plan;

(4)	An advisory (non-binding) vote on executive compensation;

(5)	An advisory (non-binding) vote on holding future advisory votes on executive compensation every 1, 2 or 3 years; and

(6)	Such other matters as may properly come before the meeting and at any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on February 25, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at this annual meeting and at any adjournments or postponements thereof. Our stock transfer books will not be closed.

All stockholders are invited to attend the annual meeting in person, but those who are unable to do so are urged to execute and return promptly the enclosed proxy in the provided postage-paid envelope. Since a majority of the outstanding shares of each class of our common stock must be present or represented at the annual meeting to elect directors and conduct the other business matters referred to above, your promptness in returning the enclosed proxy will be greatly appreciated. Your proxy is revocable and will not affect your right to vote in person in the event you attend the meeting and revoke your proxy.

All stockholders who attend the annual meeting are invited to join us for a reception immediately following the meeting.

This proxy statement and the accompanying proxy card are first being distributed to stockholders on or about April 1, 2011.

Important Notice Regarding the Internet Availability of Proxy Materials for our 2011 Annual Meeting of Stockholders to be held on April 26, 2011:

The proxy statement and annual report of

Bio-Rad Laboratories, Inc. are available at www.bio-radproxy.com.

By order of the Board of Directors

BIO-RAD LABORATORIES, INC.

SANFORD S. WADLER, Secretary

Hercules, California

April 1, 2011

BIO-RAD LABORATORIES, INC.

1000 Alfred Nobel Drive

Hercules, California 94547

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 26, 2011

Information Regarding Proxies

Our Board of Directors is soliciting the enclosed proxy in connection with our annual meeting of stockholders to be held at our corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547 on Tuesday, April 26, 2011 at 4:00 p.m., Pacific Daylight Time, and at any adjournments or postponements thereof. Copies of this proxy statement and the accompanying notice and proxy card are first being mailed on or about April 1, 2011 to all stockholders entitled to vote.

We will pay the cost of this proxy solicitation. In addition to solicitation by use of the mails, proxies may be solicited from our stockholders by our directors, officers and employees in person or by telephone, telegram or other means of communication. These directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries and for reimbursement of their reasonable expenses incurred in connection therewith. We may retain Georgeson Shareholder Services, a proxy solicitation firm, to solicit proxies in connection with our annual meeting at an estimated cost of $6,500.

Shares for which a properly executed proxy in the enclosed form is returned will be voted at our annual meeting in accordance with the directions on such proxy. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted in favor of the proposal(s), and to approve those other matters that may properly come before the annual meeting at the discretion of the person named in the proxy. Any proxy may be revoked by the record owner of the shares at any time prior to its exercise by filing with our Secretary a written revocation or duly executed proxy bearing a later date or by attending the meeting in person and announcing such revocation. Attendance at the annual meeting will not, by itself, constitute revocation of a proxy.

Voting Securities

Our securities entitled to vote at the meeting consist of shares of our Class A Common Stock and Class B Common Stock, both $0.0001 par value (collectively, “Common Stock”). 22,716,814 shares of Class A Common Stock and 5,164,911 shares of Class B Common Stock were issued and outstanding at the close of business on February 25, 2011. Only stockholders of record at the close of business on February 25, 2011 will be entitled to notice of and to vote at the meeting. The presence, in person or by proxy, of the holders of a majority of our Voting Power, as hereinafter defined, will constitute a quorum for the transaction of business; provided, however, that the election of the Class A and Class B directors shall require the presence, in person or by proxy, of the holders of a majority of the outstanding shares of each respective class. Each share of Class A Common Stock is entitled to one-tenth of a vote and each share of Class B Common Stock is entitled to one vote, except in the election of directors and any other matter requiring the vote of one or both classes of Common Stock voting separately. The sum of one-tenth the number of outstanding shares of Class A Common Stock and the number of outstanding shares of Class B Common Stock constitutes our “Voting Power.”

Six directors are to be elected at the meeting. The holders of Class A Common Stock, voting as a separate class, are entitled to elect two directors. The holders of Class B Common Stock, also voting as a separate class, are entitled to elect the other four directors. The stockholders do not have any right to vote cumulatively in any election of directors. Under Delaware law, directors elected by each class shall be elected by a plurality of the votes in the respective class.

On all other matters submitted to a vote at the annual meeting (except matters requiring the vote of one or both classes voting separately), the affirmative vote of the holders of a majority of our Voting Power present in person or represented by proxy is necessary for approval. The Board of Directors is not aware of any matters that might come before the meeting other than those mentioned in this proxy statement. If, however, any other matters properly come before the annual meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

Abstentions and broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. With respect to the two directors to be elected by the holders of our Class A Common Stock, the two director nominees receiving the highest number of affirmative votes will be elected. With respect to the four directors to be elected by the holders of our Class B Common Stock, the four director nominees receiving the highest number of affirmative votes will be elected. A properly executed proxy marked to withhold authority with respect to the election of one or more director nominees will not be voted with respect to the director nominee(s) indicated, although it will be counted for purposes of determining the presence of a quorum. The proposal to ratify the appointment of our independent auditors must receive the affirmative vote of a majority of our Voting Power present in person or represented by proxy at the meeting in order for the proposal to be approved. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

There are no statutory or contractual rights of appraisal or similar remedies available to those stockholders who dissent from any matter to be acted upon.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

The following table presents certain information as of February 25, 2011 (except as noted below), with respect to our Class A Common Stock and Class B Common Stock beneficially owned by: (i) any person who is known to us to be the beneficial owner of more than five percent of the outstanding Common Stock of either class, (ii) each of our directors, (iii) certain of our executive officers named in the “Summary Compensation Table” of this proxy statement and (iv) all of our directors and executive officers as a group. The address for all executive officers and directors is c/o Bio-Rad Laboratories, Inc., 1000 Alfred Nobel Drive, Hercules, California, 94547.

	Class A Common Stock(1)		Class B Common Stock
Name and, with Respect to Owner of 5% or More, Address	Number of Shares and Nature of Ownership(2)	Percent of Class	Number of Shares and Nature of Ownership(2)	Percent of Class
Blue Raven Partners, L.P.(3)	—	0.0%	4,060,054	78.6%
1000 Alfred Nobel Drive
Hercules, CA 94547

Ariel Investments, LLC(4)	1,518,347	6.7%	—	0.0%
200 E. Randolph Drive, Suite 2900
Chicago, IL 60601

David & Alice N. Schwartz(5)(6)(7)(8)	3,089,315	13.6%	4,658,805	88.6%
Bio-Rad Laboratories, Inc.
1000 Alfred Nobel Drive
Hercules, CA 94547

Norman Schwartz(5)(7)(9)(10)(11)	270,206	1.2%	4,482,074	81.6%
Bio-Rad Laboratories, Inc.
1000 Alfred Nobel Drive
Hercules, CA 94547

Steven Schwartz(5)(9)(11)(12)	223,664	1.0%	4,075,442	78.9%
Bio-Rad Laboratories, Inc.
1000 Alfred Nobel Drive
Hercules, CA 94547

James J. Bennett(13)	32,546	0.1%	47,454	0.9%

Albert J. Hillman	6,926	0.0%	8,234	0.2%

Ted W. Love, M.D.	—	0.0%	—	0.0%

Louis Drapeau	—	0.0%	—	0.0%

John Goetz(7)	74,732	0.3%	—	0.0%

Bradford J. Crutchfield(7)	39,618	0.2%	—	0.0%

Christine A. Tsingos(7)	12,627	0.1%	—	0.0%

All directors and executive officers as a group(7)(13 persons)	3,596,053	15.7%	5,136,513	92.0%

(1)	Excludes Class A Common Stock that may be acquired on conversion of Class B Common Stock. Class B Common Stock may be converted to Class A Common Stock on a one for one basis and, if fully converted, would result in the following percentage beneficial ownership of Class A Common Stock: Blue Raven Partners. L.P. 14.6%; Ariel Investments, LLC 5.4%; David and Alice N. Schwartz 27.7%; Norman Schwartz 16.8%; Steven Schwartz 15.4%; James J. Bennett 0.3%; John Goetz 0.3%; Albert J. Hillman 0.1%; Ted W. Love, M.D., 0.0%; Louis Drapeau 0.0%; Bradford J. Crutchfield 0.1%; Christine A. Tsingos 0.0%; and all directors and executive officers as a group 30.7%. Management considers any substantial conversions by the executive officers or directors listed in the table to be highly unlikely.

(2)	Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares. Number of shares is based on the statements of the stockholders where not identified specifically in the stockholder register.

(3)	David Schwartz, Alice N. Schwartz, Norman Schwartz and Steven Schwartz are general partners of Blue Raven Partners, L.P., a California limited partnership, and, as such, share voting and dispositive power over the Class B Common Stock held by Blue Raven Partners.

(4)	Based solely on a Schedule 13G/A filed on February 14, 2011 with the Securities and Exchange Commission pursuant to Rule 13d-1(b) of the Exchange Act.

(5)	Includes 4,060,054 shares of Class B Common Stock held by Blue Raven Partners, L.P.

(6)	David and Alice N. Schwartz each have a one-half community property interest in these shares. Also includes 34,311 shares of Class A Common Stock held by the David and Alice N. Schwartz Charitable Remainder Unitrust of which David and Alice N. Schwartz are the sole trustees. Also includes 41,176 shares of Class B Common Stock held by DANSA Partners Limited, a California limited partnership, of which David and Alice N. Schwartz are general partners. Also, includes: 480,423 shares of Class A Common Stock held by the David Schwartz 2009 Retained Annuity Trust of which a third party is the trustee; and 480,423 shares of Class A Common Stock held by the Alice N. Schwartz 2009 Retained Annuity Trust of which a third party is the trustee.

(7)	Includes shares with respect to which such persons have the right to acquire beneficial ownership immediately or within sixty days of February 25, 2011, under the Company’s employee stock purchase plan and stock option agreements, as follows: David Schwartz, 94,685 Class B shares; Norman Schwartz, 325,008 Class B shares; John Goetz, 44,527 Class A shares; Bradford J. Crutchfield, 34,200 Class A shares; Christine A. Tsingos, 9,292 Class A shares, and all directors and officers as a group, 137,190 Class A shares and 419,693 Class B shares.

(8)	Includes the following total amount of shares pledged as security: 1,167,088 shares of Class A Common Stock and 41,176 shares of Class B Common Stock.

(9)	Norman Schwartz and Steven Schwartz are sons of David and Alice N. Schwartz.

(10)	Includes 11,874 shares of Class B Common Stock owned by Norman Schwartz’s wife, as to which Norman Schwartz disclaims any beneficial ownership.

(11)	Includes 37,825 shares of Class A Common Stock pledged as security.

(12)	Includes 2,564 shares of Class A Common Stock and 11,874 shares of Class B Common Stock owned by Steven Schwartz’s wife, as to which Steven Schwartz disclaims any beneficial ownership.

(13)	James J. Bennett retired from the Board on March 23, 2011.

I. ELECTION OF DIRECTORS

Our Board of Directors currently has six members. The six persons nominated are listed in the following table as the candidates nominated for the respective classes of Common Stock indicated. All are currently our directors with terms expiring as of the date of the annual meeting of stockholders or on election and qualification of their successors. David Schwartz and Alice N. Schwartz are husband and wife; Norman Schwartz is their son. No other family relationships exist among our current and nominated directors or executive officers. As husband and wife, David and Alice N. Schwartz share equally in all remuneration and other benefits accorded to either of them by us.

The directors elected at this meeting will serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. The persons named in the proxy intend to vote the shares subject to such proxy for the election as directors of the persons listed in the following table. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in the event that at the meeting or any adjournments or postponements thereof any nominee declines or is unable to serve, the persons named in the enclosed proxy will, in their discretion, vote the shares subject to such proxy for another person selected by them for director.

Name	Class of Common Stock to Elect	Age	Present Principal Employment, Business Experience and Qualifications	Director Since

Louis Drapeau	Class A	67	Mr. Drapeau is currently Vice President and Chief Financial Officer of InSite Vision, and from 2008 to 2011 was its Chief Executive Officer. From 2006 to 2007, he was Senior Vice President and Chief Financial Officer of Nektar Therapeutics. From 2004 to 2005 he was Acting Chief Executive Officer, and from 2002 to 2005 Senior Vice President and Chief Financial Officer, of BioMarin Pharmaceutical. From 1971 to 2002 he was with Arthur Andersen, where he was a Partner from 1983 to 2002 and Managing Partner from 1985 to 1997. He is also a Board member of Bionovo, Inc. and Intermune, Inc., and was a Board member of Inflazyme Pharmaceuticals Ltd. from 2006 to 2008. We believe that Mr. Drapeau’s financial and business expertise gained through his many years as an accountant, executive and director of various public companies give him the qualifications and skills to serve as a director.	2007

Albert J. Hillman	Class A	79	Mr. Hillman retired from active practice as an attorney in 1996. He was Of Counsel to the law firm of Townsend and Townsend and Crew from 1995 through 2005 and a partner in the firm from 1965 to 1995, which firm serves as our patent counsel. We believe that Mr. Hillman’s financial and business expertise gained through his law practice and over 30 years as a director of our Company give him the qualifications and skills to serve as a director.	1980

Name	Class of Common Stock to Elect	Age	Present Principal Employment, Business Experience and Qualifications	Director Since

Ted W. Love, M.D.	Class B	52	Dr. Love is currently Executive Vice President, Research and Development at Onyx Pharmaceuticals. From 2001 to 2009, he was the President and Chief Executive Officer and a Board member of Nuvelo, Inc., and was Chairman of Nuvelo’s board of directors from 2005 to 2009. From 1998 to 2001, he was Senior Vice President of Development at Theravance, Inc. (formerly Advanced Medicine, Inc.). From 1992 to 1998, he was a research physician and Vice President of Product Development at Genentech, Inc. He is also a Board member of Santarus, Inc., ARCA biopharma, Inc., and Affymax, Inc. We believe that Dr. Love’s technical, financial and business expertise gained through his many years as a researcher, executive and director of various public companies give him the qualifications and skills to serve as a director.	2010

Alice N. Schwartz	Class B	84	Mrs. Schwartz has been retired since 1979. From 1972 to 1978 she was a Research Associate at the University of California. As a co-founder of our Company, Mrs. Schwartz has a unique and invaluable understanding of our Company’s business practices and core values. We believe that Mrs. Schwartz’s technical and business expertise gained through her many years as a researcher and as a director of our Company give her the qualifications and skills to serve as a director.	1967

David Schwartz	Class B	87	Mr. Schwartz has been our Chairman of the Board since 1957. He served as our President and Chief Executive Officer from 1957 through 2002. As a co-founder of our Company, Mr. Schwartz has a unique and invaluable understanding of our Company’s business practices and core values. We believe that Mr. Schwartz’s technical and business expertise gained through his service to our Company since its inception and his wide-ranging experience in our industry for over 50 years give him the qualifications and skills to serve as a director.	1957

Norman Schwartz	Class B	61	Mr. Schwartz has been our President and Chief Executive Officer since January 1, 2003. He was our Vice President from 1989 to 2002, our Group Manager, Life Science, from 1997 to 2002 and our Group Manager, Clinical Diagnostics, from 1993 to 1997. We believe Mr. Schwartz’s financial and business expertise gained through over 35 years of service with our Company, including as our President and Chief Executive Officer for over 8 years, give him the qualifications and skills to serve as a director.	1995

In addition to David Schwartz and Norman Schwartz, the following persons were our executive officers during all or part of 2010: Bradford J. Crutchfield, John Goetz, Giovanni Magni, Ronald W. Hutton, Christine A. Tsingos and Sanford S. Wadler. Bradford J. Crutchfield (age 48) was appointed Vice President and Group Manager of the Life Science Group in 2003. Previously, he held various positions within Bio-Rad since joining us in 1985, including Managing Director, Bio-Rad Microscience, and Manager of our BioMaterials Division. John Goetz (age 61) was appointed Vice President and Group Manager of the Clinical Diagnostics Group in 2000. Previously, he held various positions within Bio-Rad since joining us in 1974 including Plant Engineer, Manufacturing Manager, Division Manager, Quality Systems Division and Operations Manager of the Diagnostics Group. Giovanni Magni (age 54) was appointed Vice President and International Sales Manager in 2004. Previously, he held various positions within Bio-Rad since joining us in 1995, including Diagnostic Division Manager, Southern Europe and Diagnostics Group Operation Manager, France. Ronald W. Hutton (age 53) has been our Treasurer since 1997. Previously, he was Director of Treasury at Kaiser Aluminum & Chemical Corporation from 1993 to 1997. Christine A. Tsingos (age 52) was appointed our Chief Financial Officer in 2002 and Vice President in 2003. Previously, she was the Chief Operating Officer and Chief Financial Officer at Attest Systems, Inc., a provider of information technology asset discovery and management tools, from August 2002 to November 2002. Prior to that, Ms. Tsingos was a consultant to Attest Systems, Inc. from October 2000 to July 2002. She was the Chief Financial Officer at Tavolo, Inc., an online retailer of gourmet cookware and food, from November 1999 to September 2000, and she was Treasurer, and later Vice President and Treasurer, of Autodesk, Inc., a developer of design software, from May 1990 to November 1999. Sanford S. Wadler (age 64) has been our General Counsel and Secretary since 1989 and was appointed Vice President in 1996. Our executive officers also serve in various management capacities with our wholly owned subsidiaries.

The Board of Directors recommends that you vote FOR the above-named director nominees for the class or classes of Common Stock that you hold.

COMMITTEES OF THE BOARD OF DIRECTORS

Our Board of Directors has an Audit Committee and a Compensation Committee. Because we are a “controlled company”, as explained below, our Board of Directors has no nominating committee or other committees performing similar functions. During 2010, our Board of Directors held a total of 12 meetings (including regularly scheduled and special meetings) and no director attended fewer than 75% of such meetings and meetings of any committee on which such director served.

Controlled Company

Because the Schwartz family holds more than 50% of the voting power for the election of our Board of Directors, we are a “controlled company” for purposes of the New York Stock Exchange listing standards.

Independent Directors

Louis Drapeau, Albert J. Hillman and Ted W. Love, M.D., are “independent” directors, as determined in accordance with the independence standards set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and Section 303A.02 of the New York Stock Exchange Listed Company Manual.

Audit Committee

During 2010 our Audit Committee was composed of Louis Drapeau, Albert J. Hillman and Ted W. Love, M.D. Dr. Love joined the Audit Committee on March 24, 2010. All three Audit Committee members are “independent” directors as stated above, and each is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. Our Board of Directors has determined that Louis Drapeau is a financial expert. The purpose of our Audit Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. Our Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor we engage, including resolution of any disagreements between our management and the independent auditor regarding financial reporting, and is responsible for reviewing and evaluating our accounting policies and system of internal accounting controls. In addition, our Audit Committee reviews the scope of our independent auditor’s audit of our financial statements, reviews and discusses our audited financial statements with management, prepares the annual Audit Committee reports that are included in our proxy statements and annually reviews the Audit Committee’s performance and the Audit Committee Charter, among other responsibilities. Our Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from us for, any independent counsel, experts or advisors that the Audit Committee believes to be necessary or appropriate in order to enable it to carry out its duties. Our Audit Committee met 12 times in the year 2010. A more complete discussion is provided in the “Report of the Audit Committee of the Board of Directors” of this proxy statement.

Compensation Committee

Our Compensation Committee consisted of two directors, Albert J. Hillman and Louis Drapeau, and met 2 times in 2010. Mr. Drapeau joined the Compensation Committee on March 24, 2010. Our Compensation Committee reviews and approves our executive compensation policies. Our Compensation Committee does not have a charter. A more complete discussion of the Compensation Committee’s duties and functions is provided in the “Compensation Discussion and Analysis” section of this proxy statement.

Nominating Committee Functions

Our Board of Directors does not have a standing nominating committee or a committee performing similar functions. Our Board of Directors believes that it is appropriate for us not to have a standing nominating committee because we are controlled by the Schwartz family. Each member of our Board of Directors participates in the consideration of director nominees. Albert J. Hillman, Ted W. Love, M.D. and Louis Drapeau are all “independent” directors, as stated above; David Schwartz, Alice N. Schwartz and Norman Schwartz are not. However, because we are a “controlled company” as stated above, we are not required to have a standing nominating committee comprised solely of independent directors.

Our Board of Directors has not adopted a charter governing the director nomination process. However, it is the policy of our Board of Directors to consider stockholder nominations for candidates for membership on our Board of Directors that are properly submitted as set forth below under the caption “Communications with the Board of Directors.” The stockholder must submit a detailed resume of the candidate together with a written explanation of the reasons why the stockholder believes that the candidate is qualified to serve on our Board of Directors. In addition, the stockholder must include the written consent of the candidate, provide any additional information about the candidate that is required to be included in a proxy statement pursuant to the rules and regulations of the Securities and Exchange Commission, and must also describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. In order to be considered for inclusion in next year’s proxy statement, any such nominations must be properly submitted by December 3, 2011.

The director qualifications our Board of Directors has developed to date focus on what our Board of Directors believes to be those competencies that are essential for effective service on our Board of Directors. Qualifications for Directors include technical, operational and/or economic knowledge of our business and industries; experience in operational, financial and/or administrative management; financial and risk management acumen and experience in or familiarity with international business, markets and cultures, technological trends and developments, and corporate securities and tax laws. While a candidate may not possess every one of these qualifications, his or her background should reflect many of these qualifications. In addition, a candidate should possess integrity and commitment according to the highest ethical standards; be consistently available and committed to attending meetings; be able to challenge and share ideas in a positive and constructively critical manner and be responsive to our needs and fit in with other Board members from a business culture perspective.

Our Board of Directors identifies director nominees by first evaluating the current members of our Board of Directors who are willing to continue in service. Current members with qualifications and skills that are consistent with our Board of Directors’ criteria for Board service are re-nominated. As to new candidates, our Board of Directors generally polls its members and members of our management for their recommendations. Our Board of Directors may also review the composition and qualification of the boards of our competitors, and may seek input from industry experts or analysts. Our Board of Directors reviews the qualifications, experience and background of the candidates, and as discussed below, considers diversity in these areas among all the Board members. In making its determinations, our Board of Directors evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate our success and represent stockholder interests through the exercise of sound judgment. Any recommendations properly submitted by stockholders will be processed and are subject to the same criteria as any other candidates.

Each of the nominees included on the attached proxy card was recommended for inclusion by all of the other members of our Board of Directors.

Diversity

We do not have a formal policy regarding consideration of diversity in selecting the nominees for our Board of Directors; however, we seek to nominate Directors with a variety of complimentary skills so that as a group, the Board will possess the appropriate talent, skills and expertise to oversee our businesses. As set forth above, the qualifications we look for in nominees for Directors (both new candidates and current Board members) include technical and operational knowledge of our business and industries; experience in operational, financial and/or risk management; and familiarity with international business, markets and cultures, as well as corporate securities and tax laws. Because not every nominee will possess all of these qualifications, our Board considers diversity in these factors when evaluating each nominee in the context of the Board as a whole.

Board Leadership and Risk Oversight

Our Board of Directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Our Board of Directors has determined that having Norman Schwartz serve as Chief Executive Officer and David Schwartz serve as Chairman of the Board is in the best interest of the Company’s stockholders at this time. This structure permits the Chief Executive Officer and the Chairman of the Board to focus on the management of our day-to-day operations and the oversight of the Board’s activities, respectively.

Companies face a variety of risks, including credit risk, liquidity risk and operational risk. The Board of Directors believes an effective risk management system will timely identify the material risks that the Company faces, communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board of Directors or the relevant Board committee, implement appropriate and responsive risk management strategies consistent with the Company’s risk profile and integrate risk management into the Company’s decision-making. Our entire Board of Directors oversees general risk management of the Company and continually works, with the input of the Company’s executive officers, to assess and analyze the most likely areas of future risk for the Company. The Board of Directors also encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. In addition, our Audit Committee focuses on oversight of the financial risks of the Company. We believe that the leadership structure of our Board of Directors supports effective oversight of the Company’s risk management.

Communications with the Board of Directors

Individuals, including stockholders, may contact an individual director, the Board as a group, or a specified Board committee or group, including the non-management directors or independent directors as a group, by the following means:

Bio-Rad Laboratories, Inc.

1000 Alfred Nobel Drive

Hercules, California 94547

Attention: Corporate Secretary

The Corporate Secretary will promptly forward all such communications to the Chairman of the Board. Louis Drapeau presides over the meetings of non-management directors or independent directors as a group.

Availability of Documents

Our Audit Committee Charter, Code of Business Ethics and Conduct and Corporate Governance Guidelines are available at the Investor Relations section of our Web site, www.bio-rad.com.

Board of Directors’ Policy Regarding Board Members’ Attendance at Annual Meetings

Every member of our Board of Directors is expected to attend our annual meeting of stockholders in person, absent extraordinary circumstances such as a personal emergency. All of our directors attended last year’s annual meeting of stockholders in person.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2010 our Compensation Committee was composed of Albert J. Hillman and Louis Drapeau. Mr. Drapeau joined the Compensation Committee on March 24, 2010. No member of our Compensation Committee was at any time during 2010 or at any other time an officer or employee of the Company, and no member had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

None of our executive officers has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our board of directors or compensation committee during 2010.

TRANSACTIONS WITH RELATED PERSONS

We maintain various policies and procedures relating to the review, approval, or ratification of transactions in which we are a participant and in which any of our directors, executive officers, 10% stockholders or their family members have a direct or indirect material interest. Our Management Guidelines provide that any transaction proposed, initiated or approved by our employees that poses an actual or potential conflict of interest requires the prior written approval of our Chief Executive Officer. In addition, our Board or certain executive officers, depending on the dollar value of the transaction, review and approve all material transactions through the expenditure approval procedures set forth in the Management Guidelines. Our Code of Business Ethics and Conduct, which applies to all of our directors, officers, employees, and in some cases, their family members, prohibits arrangements, agreements and acts which are, or may give the impression of being, conflicts of interest with us. In addition, each quarter we require our regional managers and financial officers to sign and send a written representation letter to the corporate financial reporting group wherein they are asked to disclose any related party transactions of which they are aware. Also, each year we require our directors and executive officers to complete a questionnaire which, among other things, identifies transactions or potential transactions with us in which a director or an executive officer or one of their family members or associate entities has an interest. We have also formed a disclosure committee that meets quarterly to discuss, among other matters, potential conflicts of interest.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Program Objectives and Philosophy

Our named executive officers are: Norman Schwartz, President and Chief Executive Officer; Christine Tsingos, Vice President and Chief Financial Officer; David Schwartz, Chairman of the Board; John Goetz, Vice President and Group Manager of the Clinical Diagnostics Group; and Bradford J. Crutchfield, Vice President, Group Manager of the Life Science Group. We maintain various compensation programs for our named executive officers. Our executive compensation program, taken as a whole, has several objectives. The overriding objective of our executive compensation program is to attract, retain, motivate and develop the types of employees and executives who will move our business forward. We also want our executive compensation program to align the interests of the executives with the interests of the Company and its shareholders. Finally, we want to reward our executives for business achievements and satisfaction of corporate objectives without creating risks which could have a material adverse effect on the Company.

In developing our overall executive compensation program and in setting individual pay levels for the named executive officers, we strive to meet the following goals:

•	To pay salaries that are competitive in our industry and our geographical market.

•	To use executive pay practices that are commonly found in our industry, as appropriate.

•	To pay salaries and award merit increases on the basis of the individual executive’s performance and contributions and the value of the executive’s position within our organization.

•	To maintain a ‘pay for performance’ outlook, particularly in our incentive programs.

•	To manage risk taking by incorporating objective company performance targets into our incentive programs.

Our executive compensation program is designed to reward our executives for Company and individual performance. Because we feel that each of our named executive officers provides unique services to us, we do not use a fixed relationship between base pay, annual performance-based cash bonus payments and equity awards. When we make our final decisions about a named executive officer’s total compensation package for a year, we look at the three elements of compensation (base pay, potential performance-based bonus payments and equity awards) individually and as a complete package. We do not take into account amounts that a named executive officer may have realized with respect to a prior year as a result of performance-based bonus payments or stock option exercises when we establish pay levels and goals for the current year. Overall, we believe that our total compensation program for executives is reasonable while being competitive within the market in which we compete for executive talent.

The Components of Our Executive Compensation Program

To achieve the above goals, we have created an executive compensation program which consists of base pay, a short term performance-based cash bonus program pursuant to the Incentive Bonus Plan, or IBP, and an equity grant program providing long-term incentives. We use this mix of compensation types for a variety of reasons:

•	These types of programs, as a package, are typically offered by the types of companies from which we typically seek executive talent.

•	These programs, as a package, provide an immediate and a long term incentive for the executive officers, thereby helping to align the executives’ interests with those of the Company.

•	These programs, as a package, provide the executives with short and long term rewards.

•	We apply differing performance goals to the various types of rewards to help motivate the executives to accomplish separate and diverse corporate and individual goals.

•	Diverse programs and performance targets help manage risk taking.

We also provide executives with a package of fringe benefits on the same basis that is provided to all full-time benefits eligible employees. These benefits include such items as health insurance, tax qualified profit sharing plan contributions and group term life insurance. We do not provide the executives with any benefits that are not generally available to other full-time professional employees.

We believe that our executive compensation program, taken as a whole, is a cost-effective method of providing competitive pay to our named executive officers and implementing our compensation philosophy and objectives.

Our Process for Setting Executive Compensation

Our Human Resources Department provides various types of compensation information to the President/Chief Executive Officer and to the Compensation Committee for their consideration and reference in the evaluation and eventual determination of each executive’s total compensation package. The Compensation Committee’s focus is on the compensation of the Chairman of the Board and the President/Chief Executive Officer. The President/Chief Executive Officer determines the compensation for the officers who directly report to him, including three of the named executive officers. Our process for setting executive compensation is described below.

Base Pay

In connection with setting levels of base pay, our Human Resources Department reviews independently published surveys of executive compensation levels which cover over 1,000 U.S. based companies, varying in size and industry and prepares a report summarizing their findings. In 2010 our Human Resources Department looked at the Radford Executive Survey, which provides data for vice president-and-above-level positions from a wide range of technology sub-industries, and the SIRS Executive Compensation Survey, which provides information for executive positions focusing on engineering, program management and research development jobs in the life sciences, consumer products and high technology industries. From this information, we determine the market median salary for each executive position and establish a guideline range for each of our executives from 80% to 120% of the median for each comparable position. In addition, we look at the compensation of a smaller group of companies in industry sectors in which we compete to provide additional guidance in setting base pay. This group consists of the companies in our peer group, which is discussed below under the section titled “Incentive Bonus Plan (Cash Based Incentive Program).” Our Human Resources Department reviews this information with the President/Chief Executive Officer, and with respect to the Chairman and President/Chief Executive Officer directly with the Compensation Committee, who then decide if the individual base pay levels of executives need to be adjusted within the guideline ranges. Our Compensation Committee does not see any of the individual companies in the surveys, except for the companies mostly within our peer group with respect to our President/Chief Executive Officer’s base pay. Other factors considered in determining base pay, in addition to the peer group information presented by the Human Resources Department are:

•	The financial position of the Company compared to the previous year

•	General economic conditions both nationally and in the local market of our corporate office

•	The executive’s achievement of individual performance goals established for the year; and

•	Where the executive’s current base pay falls within the pay range guidelines.

Based on all of the factors outlined above, as well as the market data, the Compensation Committee, in the case of the President/Chief Executive Officer and the Chairman, and the President/Chief Executive Officer, for the other named executive officers, determine the named executive officer’s base pay for the following year, and thus any of these criteria could materially impact the named executive officer’s base pay.

Incentive Bonus Plan (Cash Based Incentive Program)

All of our named executive officers, except David Schwartz, participate in our company-wide annual cash bonus program, which is known as the Incentive Bonus Plan, or IBP. The plan, which covers all of the named executive officers, except David Schwartz, as well as other employees, operates on a calendar year basis. Prior to the beginning of the year, objective performance metrics in three areas of achievement are determined and approved by executive management. In 2010 these metrics consisted of the following corporate targets: $1,939,267,835 in sales, $252,113,585 in direct contributions from operations, and $250,525,000 in cash flow. We have the ability to modify the goals after the beginning of a year, particularly in response to an unforeseen change in business conditions that makes an established goal irrelevant or inappropriate, subject to the approval of our Chief Executive Officer. Other than adjustments to account for the effect of foreign currency, we did not modify the goals for 2010. For our named executive officers, these metrics are applied at the company-wide level and/or at the group level. In addition to the corporate targets set forth above, in 2010 John Goetz had targets for our Clinical Diagnostics Group of $1,255,280,850 in sales and $237,341,973 in direct contributions from operations, and Bradford J. Crutchfield had targets for our Life Science Group of $670,566,885 in sales and $92,273,082 in direct contributions from operations. We believe these performance metrics promote a strong link between employee contribution and overall company performance. By rewarding employees for meeting and exceeding sales, profitability and cash flow we motivate them to improve the Company’s performance.

The IBP makes a payout only if threshold levels in sales and/or direct contributions are satisfied. If the sales and/or direct contributions goal is met, the named executive officers as well as other IBP participants receive a payment indexed to a percentage of their base pay, based on the achievement relative to each of the established metrics. The percentage of base pay which can be awarded varies based upon job position/salary grade. In 2010 the target bonuses for our named executive officers ranged from 45% to 70% of their base pay. The payments under this program can be as much as twice the target bonus, but the named executive officers (as well as the other people who participate in the IBP) will not receive this benefit unless we meet the minimum required performance goals. With respect to bonuses awarded for 2010, our named executives achieved between 42% and 80% of their base pay. Payments are typically made during the first quarter of the following year. We have no policy regarding the adjustment or recovery of IBP awards in the event that an accounting restatement results in corporate goals not being satisfied.

We establish the target bonus levels, in part, by reviewing competitive market data of companies in our peer group. The target bonus levels for our named executives in 2010 are set forth in the table, “Grants of Plan-Based Awards Table.”

In order to determine which companies to include in our peer group, we look for companies that are comparable to ours in at least two of a number of ways including:

•	Companies in our industry

•	Companies whose size is similar to ours as measured by sales, market capitalization or asset base

•	Companies who are in our geographic proximity

•	Companies with whom we compete for employee talent

•	Manufacturing companies

•	U.S. based public companies

The companies we currently consider comprising our peer group are Affymetrix, Life Technologies, Beckman Coulter, Becton Dickinson, Biogen Idec, Genentech, Meridian Bioscience, PerkinElmer, Qiagen, Sigma-Aldrich, Thermo Fisher Scientific, Varian and Boston Scientific.

Our Company has made discretionary bonus payments to employees. No such payments were made to any of the named executive officers in the last five years except to David Schwartz in lieu of his participation in the IBP in 2007, 2008, 2009 and 2010, as set forth in the “Summary Compensation Table.” These payments were made in recognition of his services to our Company.

Equity Compensation

Another key component of our executive compensation program is equity grants. We make grants of restricted stock, restricted stock units and options to purchase our stock to the named executive officers, as well as other employees, under our 2007 Equity Incentive Plan.

In 2010, we granted non-qualified stock options and restricted stock units to our named executive officers. We generally grant options to purchase Class A Common Stock and Class A Common restricted stock or restricted stock units to all named executive officers, except for David Schwartz and Norman Schwartz who have received options to acquire Class B Common Stock and Class B Common restricted stock and restricted stock units. The holders of Class B Common Stock have certain preferential voting rights, as described in the section titled “Voting Securities” above. David Schwartz and Norman Schwartz receive options to acquire Class B Common Stock and Class B Common restricted stock or restricted stock units because the Schwartz family has, and plans to retain, a controlling interest in our Company through its ownership of Class B Common Stock. All non-qualified stock options have an exercise price equal to fair market value on the date of grant. Options granted to named executive officers generally vest on a five year basis, at a rate of 20% of the option grant on each anniversary date of the grant. All of the options have a ten year term. Restricted stock units granted to our named executive officers in 2010 vest on a five year basis at a rate of 20% per year beginning one year from the grant date. We granted a combination of restricted stock units and stock options to our named executive officers to align ourselves with current market equity compensation practices.

Our process for granting equity to named executive officers has been as follows: first we conduct a general review of certain market information provided by outside independent equity compensation surveys, which cover large numbers of U.S. companies varying in size and industry. In 2010 we looked at the Radford Executive Survey. Next we consider the size of the equity pool, which contains a number of shares that approximates a percentage of our outstanding shares as of the prior year, which in recent years has been up to 1.2% and in 2010 was 0.67%. The amount of equity available for grant to all eligible employees, including our named executive officers, is generally limited by the size of this equity pool. Subject to this limitation and based on the market information, our Human Resources Department creates equity grant recommendations, which provide a range of potential option grants and restricted stock unit grants based on job position/salary grade, including for the positions of our named executive officers.

Using the equity grant recommendations created by our Human Resources Department based upon their review of the survey data, and considering individual performance, management suggests an allocation of the equity pool among all eligible employees to the Compensation Committee. The Compensation Committee reviews the suggested allocation of awards and makes a recommendation to the entire Board of Directors. Based on the Compensation Committee’s recommendation, the Board of Directors makes its own determination as to the size and mix of the grants to individuals. The Board provides the approved equity grant and pricing information to the Chief Executive Officer/President for implementation. The Board of Directors met and approved the 2010 equity grants to our executives on September 8, 2010, which was the grant date. The equity grants for our named executives in 2010 are set forth in the table, “Grants of Plan-Based Awards Table.”

We believe that the grant of restricted stock units and fair market value stock options provides benefits to both the Company and the executive. We benefit because:

•	The restricted stock units and the options help to align the executive’s financial interest with the Company’s and the shareholders’ interests.

•	The restricted stock units and options help us retain the executives in a competitive market.

The executives benefit because:

•	They can realize additional income if our shares increase in value.

•	With respect to options, they have no personal income tax impact until they exercise the options.

We do not maintain any equity ownership guidelines for our named executive officers. We have no corporate policy regarding an executive’s hedging of their Company shares.

Other Compensation

The Company provides its executive officers with the following benefits that are also available to all of its regular status employees:

401(k) Plan. The Company offers to all regular status employees the opportunity to participate in a 401(k) Profit Sharing Plan. The 401(k) Profit Sharing Plan permits eligible employees of the Company to defer up to 50% of their annual compensation, subject to certain limitations imposed by the Internal Revenue Code. The employees’ elective deferrals are immediately vested and non-forfeitable upon contribution to the 401(k) Plan. The Company also provides a discretionary profit sharing contribution to all regular status employees with more than one year of service. The Profit Sharing contribution is made on a quarterly basis and is subject to certain limitations imposed by the Code. The Profit Sharing contribution is subject to a three year cliff vesting schedule. Each of our named executive officers received a contribution in the amount of $12,250 from the Company in 2010.

Health and Welfare Benefits. The Company’s healthcare, disability insurance, and other welfare and employee-benefit programs are the same for all eligible regular status employees, including executive officers. Because of the importance placed by the Company on the health and welfare of its employees, the Company paid 80% of the premiums associated with these programs on behalf of all of its regular status employees and their dependents in 2010.

Term Life Insurance. In addition to the forgoing, the Company also provides all regular status employees with term life insurance coverage of two times annual salary up to a maximum of $500,000.

We have no employment agreements with our named executive officers, and therefore, there are no individual written agreements that would provide them with additional perquisites. There are no formal or informal corporate policies that provide benefits (that are not integrally and directly related to the performance of the executive’s duties) to our named executive officers which are not available to the general employee population.

Tax Considerations

Section 162(m) of the Code limits the tax deductibility by us of annual compensation in excess of $1,000,000 paid to our Chief Executive Officer and any of our three other most highly compensated executive officers, other than our Chief Financial Officer. However, performance-based compensation that has been approved by our stockholders is excluded from the $1,000,000 limit if, among other requirements, the compensation is payable only upon the attainment of pre-established, objective performance goals and the committee of our Board of Directors that establishes such goals consists only of “outside directors.” All members of the Compensation Committee qualify as outside directors.

The Compensation Committee may consider the anticipated tax treatment to us and our executive officers when reviewing executive compensation and our compensation programs. The deductibility of some types of compensation payments can depend upon the timing of an executive’s vesting or exercise of previously granted rights or termination of employment. Interpretations of and changes in applicable tax laws and regulations, as well as other factors beyond the Compensation Committee’s control, also can affect the deductibility of compensation.

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation earned by our named executive officers as a result of company operations for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008:

Name and Prinicipal Position	Year	Salary ($)	Bonus ($)[1]	Stock Awards ($)[2]	Option Awards ($)[2]	Non-Equity Incentive Plan Compensation ($)³	All Other Compensation ($)[4]	Total ($)
Norman Schwartz	2010	759,361	—	1,014,840	1,538,752	620,671	15,527	3,949,151
President and Chief Executive Officer	2009	726,988	—	904,560	1,467,753	788,712	14,661	3,902,674
	2008	690,450	—	1,106,000	1,764,101	559,212	13,822	4,133,585

Christine A. Tsingos	2010	395,130	—	84,570	99,849	209,350	13,454	802,353
Vice President and Chief Financial Officer	2009	407,373	—	74,270	87,383	284,097	13,432	866,555
	2008	377,180	—	88,000	102,296	197,043	12,032	776,551

David Schwartz	2010	520,130	208,000	141,231	146,145	—	19,920	1,035,425
Chairman of the Board	2009	540,065	208,000	125,885	131,675	—	20,215	1,025,840
	2008	520,065	208,000	147,762	163,926	—	19,170	1,058,923

John Goetz	2010	499,130	—	101,484	116,490	339,944	18,806	1,075,854
Vice President	2009	513,642	—	89,124	101,946	412,467	16,412	1,133,591
	2008	470,834	—	102,960	119,346	298,644	15,227	1,007,011

Bradford J. Crutchfield	2010	436,930	—	101,484	116,490	187,005	12,250	854,159
Vice President	2009	446,588	—	89,124	101,946	307,543	12,250	957,451
	2008	396,219	—	102,960	119,346	106,795	11,627	736,947

[1]

The amounts included in the “Bonus” column represent discretionary bonus payments made to David Schwartz in 2008, 2009 and 2010 in lieu of his participation in the IBP in 2008, 2009 and 2010, respectively. These payments were made in recognition of his services to our Company.

[2]

The amounts reported under “Stock Awards” and “Option Awards” in the above table reflect the grant date fair value of these awards as determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation, excluding the effects of estimated forfeitures. We based the fair value of stock awards on the market price of the shares awarded on the grant date. We calculated the value of stock option awards using the Black-Scholes option-pricing model. The valuation assumptions used in the valuation of option awards may be found in Note 8 to the Company’s audited financial statements included in our Annual report on Form 10-K for the year ended December 31, 2010 and filed with the Securities and Exchange Commission on February 28, 2011. The Securities and Exchange Commission’s disclosure rules previously required that we present stock award and option award information for 2008 based on the amount recognized for financial statement reporting purposes. Effective in 2010, the Securities and Exchange Commission’s rules require that stock award and option award amounts reflect their grant date values. For this reason, the amounts reported in the above table for stock awards and option awards in 2008 differ from the amounts previously reported in our Summary Compensation Table for that year. Please see the “Grants of Plan-Based Awards Table” for more information regarding equity awards granted during fiscal year 2010.

[3]

“Non-Equity Incentive Plan Compensation” is composed entirely of cash bonuses awarded under the IBP with respect to performance during the 2008, 2009 and 2010 fiscal years, respectively. Further information about the IBP can be found in the text in the section titled “Our Process for Setting Executive Compensation – Incentive Bonus Plan (Cash Based Incentive Program).” Amounts earned in 2008 were paid during fiscal year 2009, amounts earned in 2009 were paid during fiscal year 2010 and amounts earned in 2010 were paid in fiscal year 2011.

[4]

“All Other Compensation” represents: contributions to each of our named executive officers of $11,500 in 2008 and $12,250 in 2009 and 2010 to our tax qualified profit sharing plan; and term life insurance costs paid on behalf of certain named executive officers.

GRANTS OF PLAN-BASED AWARDS TABLE

The following table provides information about equity and non-equity awards granted to named executive officers in 2010 (the named executive officers participate in both a cash based incentive program and an equity program):

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)[2]	All Other Option Awards: Number of Securities Underlying Options (#)[3]	Exercise or Base Price of Option Awards ($/Sh)[4]	Grant Date Fair Value of Stock and Option Awards ($)[5]
		Threshold ($)[1]	Target ($)[1]	Maximum ($)[1]
Norman Schwartz	—	37,962	531,461	1,062,923
	9/8/2010				12,000			1,014,840
	9/8/2010					37,000	84.57	1,538,752
Christine A. Tsingos	—	19,750	177,750	355,500
	9/8/2010				1,000			84,570
	9/8/2010					3,000	84.57	99,849
David Schwartz	—	—	—	—
	9/8/2010				1,670			141,232
	9/8/2010					5,000	84.57	146,145
John Goetz	—	24,950	249,500	499,000
	9/8/2010				1,200			101,484
	9/8/2010					3,500	84.57	116,490
Bradford J. Crutchfield	—	21,840	218,400	436,800
	9/8/2010				1,200			101,484
	9/8/2010					3,500	84.57	116,490

[1]

These amounts represent threshold, target and maximum amounts that could have been earned for fiscal year 2010 pursuant to the IBP. Actual amounts earned for fiscal year 2010 are included in the “Summary Compensation Table” above. A detailed description of our Cash Based Incentive Program is discussed above in the section titled “Our Process for Setting Executive Compensation – Incentive Bonus Plan.”

[2]

Represents restricted stock unit grants made under our 2007 Incentive Award Plan. Restricted stock units granted vest over a five-year period at a rate of 20% per year beginning one year from the grant date. A detailed description of our process for granting equity awards is discussed in the section titled “Our Process for Setting Executive Compensation – Equity Compensation.”

[3]

Represents the grant of non-qualified stock options made under our 2007 Incentive Award Plan. Option awards have a ten-year term and vest over five years at a rate of 20% per year beginning one year from the grant date. A detailed description of our process for granting equity awards is discussed in the section titled “Our Process for Setting Executive Compensation – Equity Compensation.”

[4]	The exercise price of Class A and Class B option awards is the closing price of the Company’s stock on the grant date.

[5]

The amounts set forth in the “Grant Date Fair Value of Stock and Option Awards” column are the full grant date fair values of the awards determined in accordance with FASB ASC Topic 718 Compensation – Stock Compensation. The valuation assumptions used in determining these amounts are described in Note 8 to the Company’s audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2010.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on the holdings of equity awards by the named executive officers as of December 31, 2010:

	Option Awards						Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable[1]	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)[2]	Option Expiration Date[3]	Number of Shares or Units of Stock That Have Not Vested (#)[4]	Market Value of Shares or Units of Stock That Have Not Vested (#)[5]
Norman Schwartz	2/6/2002	2,072	—	—	28.88	2/6/2012	—	—
	2/5/2003	61,487	—	—	36.00	2/5/2013	—	—
	2/4/2004	62,421	—	—	53.50	2/4/2014	—	—
	2/9/2005	75,628	—	—	56.40	2/9/2015	—	—
	4/3/2006	—	1,587	—	69.30	4/3/2011	—	—
	4/3/2006	62,800	14,113	—	63.00	4/3/2016	—	—
	8/1/2007	22,500	15,000	—	75.00	8/1/2017	5,000	522,850
	6/11/2008	15,000	22,500	—	88.48	6/11/2018	7,500	784,275
	6/10/2009	7,400	29,600	—	75.38	6/10/2019	9,600	1,003,872
	9/8/2010	—	37,000	—	84.57	9/8/2020	12,000	1,254,840
Christine A. Tsingos	2/5/2003	1,500	—	—	35.50	2/5/2013	—	—
	2/4/2004	3,192	—	—	53.75	2/4/2014	—	—
	4/3/2006	—	1,000	—	62.47	4/3/2016	—	—
	8/1/2007	1,800	1,200	—	75.32	8/1/2017	400	41,540
	6/11/2008	1,200	1,800	—	88.00	6/11/2018	600	62,310
	6/10/2009	600	2,400	—	74.27	6/10/2019	800	83,080
	9/8/2010	—	3,000	—	84.57	9/8/2020	1,000	103,850
David Schwartz	2/6/2002	54,850	—	—	28.88	2/6/2012	—	—
	2/5/2003	8,000	—	—	36.00	2/5/2013	—	—
	2/4/2004	7,608	—	—	53.50	2/4/2014	—	—
	2/9/2005	8,227	—	—	56.40	2/9/2015	—	—
	4/3/2006	—	1,587	—	69.30	4/3/2011	—	—
	4/3/2006	8,000	413	—	63.00	4/3/2016	—	—
	8/1/2007	3,000	2,000	—	75.00	8/1/2017	668	69,853
	6/11/2008	2,000	3,000	—	88.48	6/11/2018	1,002	104,779
	6/10/2009	1,000	4,000	—	75.38	6/10/2019	1,336	139,706
	9/8/2010	—	5,000	—	84.57	9/8/2020	1,670	174,632

	Option Awards						Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable[1]	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)[2]	Option Expiration Date[3]	Number of Shares or Units of Stock That Have Not Vested (#)[4]	Market Value of Shares or Units of Stock That Have Not Vested (#)[5]
John Goetz	2/6/2002	8,327	—	—	28.61	2/6/2012	—	—
	2/5/2003	10,000	—	—	35.50	2/5/2013	—	—
	2/4/2004	8,000	—	—	53.75	2/4/2014	—	—
	2/9/2005	7,000	—	—	57.49	2/9/2015	—	—
	4/3/2006	5,600	1,400	—	62.47	4/3/2016	—	—
	8/1/2007	2,100	1,400	—	75.32	8/1/2017	468	48,602
	6/11/2008	1,400	2,100	—	88.00	6/11/2018	702	72,903
	6/10/2009	700	2,800	—	74.27	6/10/2019	960	99,696
	9/8/2010	—	3,500	—	84.57	9/8/2020	1,200	124,620
Bradford J. Crutchfield	2/6/2002	4,000	—	—	28.61	2/6/2012	—	—
	2/5/2003	8,000	—	—	35.50	2/5/2013	—	—
	2/4/2004	8,000	—	—	53.75	2/4/2014	—	—
	2/9/2005	7,000	—	—	57.49	2/9/2015	—	—
	4/3/2006	5,600	1,400	—	62.47	4/3/2016	—	—
	8/1/2007	2,100	1,400	—	75.32	8/1/2017	468	48,602
	6/11/2008	1,400	2,100	—	88.00	6/11/2018	702	72,903
	6/10/2009	700	2,800	—	74.27	6/10/2019	960	99,696
	9/8/2010	—	3,500	—	84.57	9/8/2020	1,200	124,620

A detailed description of our process for granting equity awards is discussed in the section titled “Our Process for Setting Executive Compensation – Executive Compensation.”

[1]	Options granted vest over five years at 20% per year on the yearly anniversary date of the grant.

[2]

The exercise price of Class A and Class B option awards is the closing price of the Company’s Common Stock on the grant date with the exception of Incentive Stock Options (ISOs) granted to Norman Schwartz and David Schwartz, which are priced at 110% of the closing price as required under the Internal Revenue Code due to their ownership interest in the Company.

[3]

Options granted generally have a ten-year term with the exception of ISOs granted to Norman Schwartz and David Schwartz which are limited to a five-year term as required under the Internal Revenue Code due to their ownership interest in the Company.

[4]	Restricted stock and restricted stock units vest over a five-year period at a rate of 20% per year beginning one year from the grant date.

[5]	Market Value is calculated based on the closing price of the Company’s Common Stock on December 31, 2010, which was $103.85 for Class A shares and $104.57 for Class B shares.

OPTION EXERCISES AND STOCK VESTED TABLE

The following table provides information on the actual value received upon exercise of stock options by the named executive officers in 2010:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)[1]	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[2]
Norman Schwartz	5,490	408,127	7,400	650,023
Christine A. Tsingos	9,000	318,390	600	52,562
David Schwartz	72,500	5,278,363	1,002	88,012
John Goetz	1,673	91,697	708	62,018
Bradford J. Crutchfield	—	—	708	62,018

[1]	Represents the dollar value realized based on the difference between the closing price of the Company’s Common Stock on the date of exercise and the exercise price of the option.

[2]	Represents the dollar value based on the closing price of the Company’s Common Stock on the vesting date.

PENSION BENEFITS

Our named executive officers received no benefits in fiscal 2010 under defined pension or defined contribution plans.

NONQUALIFIED DEFINED CONTRIBUTION AND OTHER NONQUALIFIED DEFERRED COMPENSATION PLANS

We do not maintain any nonqualified deferred compensation plans.

POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL

Aside from provisions in our 2003 Stock Option Plan, 2007 Incentive Award Plan and our discretionary severance benefits, which are discussed in the next paragraph, we do not provide any additional payments to named executive officers upon their resignation, termination, retirement or upon a change of control. Our named executive officers do not currently have employment agreements with the Company.

Our 2003 Stock Option Plan provides that in the event of a “change of control”, all option shares will become fully vested and may be immediately exercised by the person who holds the option. Our 2007 Incentive Award Plan provides that in the event of a “change in control”, all equity awards will become fully exercisable and all forfeiture restrictions on such awards will lapse immediately prior to such change in control, unless otherwise specified in any applicable award agreement. Our restricted stock and restricted stock unit award agreements currently provide that no such acceleration shall apply when the successor corporation assumes the equity awards or substitutes equivalent rights for such awards. Our severance benefits are discretionary, and may be provided when we terminate an individual’s employment in the normal course of business and the termination is not “for cause.” The following table sets forth values that could have been realized by our named executive officers as of December 31, 2010 upon a change in control of our Company (in the case of accelerated equity) in the event the equity awards were not assumed or substituted by the successor corporation and as a result all unvested equity awards became fully vested, or upon termination of employment of the named executive officers (in the case of estimated severance pay):

Name	Potential Benefits Upon a Change in Control		Potential Post-Termination Benefits
	Intrinsic Value of Accelerated Stock Options ($)[1]	Intrinsic Value of Accelerated Restricted Stock and Restricted Stock Units ($)[2]	Estimated Severance Pay ($)
Norman Schwartz	3,052,250	3,565,837	700,000
Christine A. Tsingos	232,978	290,780	121,538
David Schwartz	397,312	488,969	520,000
John Goetz	281,463	345,821	499,000
Bradford J. Crutchfield	281,463	345,821	420,000

[1]	Intrinsic value is based on the difference between the closing price of the Company’s Common Stock on December 31, 2010 and the exercise price of the option.

[2]	Intrinsic value is based on the closing price of the Company’s Common Stock on December 31, 2010.

DIRECTOR COMPENSATION

Our Board of Director compensation is established by the Chairman of the Board. In 2010 our Human Resources Department provided the Chairman of the Board with statistical information from publicly available surveys from Equilar, as well as a summary of board of director pay from our peer group (our method of determining our peer group is described in the section titled “Our Process for Setting Executive Compensation” above).

Employee Directors receive no additional compensation for Board service. In 2010, non-employee Directors who did not serve on the Audit Committee received a cash payment of $2,000 per month, and non-employee Directors who served on the Audit Committee received a cash payment of $2,625 per month. If the full Board of Directors meets (either in person or by telephone) more than 16 times per year, non-employee Directors receive an additional cash payment of $100 per meeting for each meeting in excess of 16. We pay no other types of meeting fees or committee service retainers to Board members. We do not reimburse any Board members for travel expenses relating to Board meetings. Our Directors received no benefits in fiscal 2010 under defined pension or defined contribution plans. We do not award equity to non-employee Directors. The level of Director compensation did not change during 2010.

The following table provides information about Director compensation during 2010 for those Directors who are not named executive officers.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
James J. Bennett[1]	24,000	—	—	—	—	0	24,000
Albert J. Hillman	31,500	—	—	—	—	0	31,500
Ted. W. Love, M.D.	23,625	—	—	—	—	0	23,625
Louis Drapeau	31,500	—	—	—	—	0	31,500
Alice N. Schwartz	24,000	—	—	—	—	0	24,000

[1]	James J. Bennett retired from the Board on March 23, 2011.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with the Company’s Chairman and President and Chief Executive Officer. Based on the review and discussions referred to above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the annual report on Form 10-K and proxy statement.

THE COMPENSATION COMMITTEE

Albert J. Hillman

Louis Drapeau

The Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these Acts.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Our Audit Committee was established on September 24, 1992, and our Board of Directors adopted its Audit Committee charter on June 7, 2000. Our Board of Directors adopted a new Audit Committee Charter on March 11, 2004 and amended it on July 22, 2009, a copy of which is available at the Investor Relations section of our Web site, www.bio-rad.com. During fiscal year 2010, the Audit Committee was comprised of Albert J. Hillman, Ted W. Love, M.D. and Louis Drapeau who were “independent” directors, as determined in accordance with the independence standards set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and Section 303A.02 of the New York Stock Exchange (“NYSE”) Listed Company Manual. Mr. Hillman joined the Audit Committee in October 2001. Mr. Drapeau joined the Audit Committee on February 14, 2007. Dr. Love joined the Audit Committee on March 24, 2010.

On June 10, 2009, we dismissed Deloitte & Touche LLP as our independent auditors based on the recommendation and authorization of our Audit Committee.

Deloitte & Touche LLP’s audit reports on our consolidated financial statements for the fiscal years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2008 and December 31, 2007, the review of our consolidated financial statements for the quarterly period ended March 31, 2009, and the subsequent interim period through June 10, 2009, (i) there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to Deloitte & Touche LLP’s satisfaction would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with their reports and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.

On June 10, 2009, we engaged Ernst & Young LLP as our independent auditors for our fiscal year ending December 31, 2009 based on the recommendation and authorization of our Audit Committee.

In deciding to engage Ernst & Young LLP, our Audit Committee reviewed auditor independence and existing commercial relationships with Ernst & Young LLP, and concluded that Ernst & Young LLP has no commercial relationship with us that would impair its independence.

During the fiscal years ended December 31, 2008 and December 31, 2007, and in the subsequent interim period through June 10, 2009, neither we nor anyone acting on our behalf consulted with Ernst & Young on any of the matters set forth in Item 304(a)(2) of Regulation S-K.

Our management is responsible for our internal controls and our financial reporting process. Our independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted accounting practices, attesting to the effectiveness of the Company’s internal control over financial reporting and issuing reports thereon. Our Audit Committee’s responsibility is to monitor and oversee these processes. The following is our Audit Committee’s report submitted to the Board of Directors for the fiscal year ended December 31, 2010.

Our Audit Committee has:

•	reviewed and discussed our audited financial statements with management;

•	reviewed and discussed our assessment of internal control over financial reporting with management;

•

discussed with Ernst & Young LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Accounting Oversight Board in Rule 3200T; and

•

received the written disclosures and the letter from Ernst & Young LLP, our independent auditors, required by applicable requirements of the Public Accounting Oversight Board regarding our independent auditors’ communications with the Audit Committee concerning independence, and has discussed with our independent auditors the independent auditors’ independence.

Based on the review and discussions referred to above, our Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the Securities and Exchange Commission.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees: Set forth below are the aggregate fees billed for professional services rendered for the fiscal years ended December 31, 2010 and 2009 by Ernst & Young LLP and the aggregate fees billed for professional services rendered for the fiscal year ended December 31, 2009 by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”), as compiled on an invoice-date basis.

	2010	2009
	Ernst & Young LLP	Ernst & Young LLP	Deloitte & Touche
Audit Fees[1]	$3,146,923	$1,662,600	$2,603,100
Audit-Related Fees[2]	$280,488	$0	$0
Tax Fees[3]	$476,793	$39,600	$814,100
All Other Fees[4]	$19,915	$0	$679,700

[1]

Audit Fees include aggregate fees when billed for professional services performed in connection with the audit of our annual consolidated financial statements and internal controls, the reviews of our consolidated financial statements included in our Quarterly Reports on Form 10-Q, and the attestation services for the statutory audits of international subsidiaries. Audit Fees in 2010 included approximately $1.1 million for fees billed for services performed by Ernst & Young LLP for 2009. Audit Fees in 2009 included approximately $2.1 million and $0.05 million for fees billed for services performed by Deloitte & Touche for 2008 and 2007, respectively.

[2]

Audit-Related Fees included aggregate fees when billed for professional services performed in connection with the Biotest AG acquisition, internal control-related matters, a registration statement on Form S-4 review and the Foreign Corrupt Practices Act investigation. Audit-Related Fees in 2010 included approximately $0.08 million for fees billed for services performed for 2009.

[3]

Tax Fees include aggregate fees when billed for professional services performed in connection with tax planning, international tax compliance and expatriate income taxes. Tax Fees in 2010 included approximately $0.2 million for fees billed for services performed by Ernst & Young LLP for 2009. Tax Fees in 2009 included approximately $0.2 million and $0.1 million for 2008 and 2007, respectively, for fees billed for services performed by Deloitte & Touche.

[4]

All Other Fees in 2010 included fees when billed for services performed by Ernst & Young LLP in connection with legal entity status changes and an accounting workshop. All Other Fees in 2009 included fees when billed by Deloitte & Touche for approximately $0.5 million for enterprise resource planning consulting services and approximately $0.2 million for other miscellaneous consulting services.

The Audit Committee pre-approves each and every service performed by our independent auditors, including the services described in each of the four subcategories above.

Our Audit Committee has considered whether the provision of services described above under the caption “Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees” is compatible with maintaining our independent auditors’ independence, and has determined that the provision of such service to us does not compromise the independent auditor’s independence.

THE AUDIT COMMITTEE

Albert J. Hillman

Louis Drapeau

Ted W. Love, M.D.

The Audit Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these Acts.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our Common Stock. Insiders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports which they file.

To our knowledge, based solely upon our review of the copies of such reports furnished to us and written representations from certain insiders that no other reports were required, during the fiscal year ended December 31, 2010, all Section 16(a) filing requirements applicable to insiders were complied with.

II. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Our Board of Directors has selected Ernst & Young LLP, independent public accountants, to serve as our auditors for the fiscal year ending December 31, 2011. A representative of Ernst & Young LLP is expected to be present at the annual meeting of stockholders to make a statement if he or she desires to do so and to respond to appropriate questions.

Although we are not required to do so, we wish to provide our stockholders with the opportunity to express their opinion on the selection of auditors, and accordingly we are submitting a proposal to ratify the selection of Ernst & Young LLP. If our stockholders should fail to ratify this proposal, our Board of Directors will consider the selection of another auditing firm.

The Board of Directors recommends that you vote FOR ratification of Ernst & Young LLP to serve as our independent auditors for the fiscal year ending December 31, 2011.

III. APPROVAL OF THE BIO-RAD LABORATORIES, INC.

2011 EMPLOYEE STOCK PURCHASE PLAN

Description of the Plan

General

The Board of Directors (the “Board”) has adopted, subject to stockholder approval, the Bio-Rad Laboratories, Inc. 2011 Employee Stock Purchase Plan (the “2011 ESPP”) for employees of the Company and its affiliates and subsidiaries. The 2011 ESPP will become effective when the 2011 ESPP is approved by the affirmative vote of the holders of the majority of our Common Stock present, or represented, and entitled to vote thereon at our annual meeting of stockholders.

The Company currently maintains the 1988 Employee Stock Purchase Plan, as amended, pursuant to which employees are provided with the opportunity to acquire shares of the Class A Common Stock of the Company (the “Current Purchase Plan”). The total number of shares authorized for issuance under the Current Purchase Plan will soon be completely sold, after which the Current Purchase Plan will automatically terminate. In anticipation of the termination of the Current Purchase Plan, the Board adopted the 2011 ESPP as a new employee stock purchase plan, on February 23, 2011. In the following discussion of the 2011 ESPP, capitalized terms have the same meanings as defined in the 2011 ESPP, unless otherwise noted.

The purpose of the 2011 ESPP is to provide employees of the Company and its Designated Subsidiaries and Designated Affiliates with an opportunity to purchase shares of the Class A Common Stock of the Company (the “Shares”). The 2011 ESPP includes two components: a Code Section 423 Component (the “423 Component”) and a non-Code Section 423 Component (the “Non-423 Component”). The Company intends for the 423 Component to qualify as an “employee stock purchase plan” under Section 423 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). The provisions of the 423 Component, accordingly, shall be construed so as to extend and limit participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. In addition, the 2011 ESPP authorizes the grant of purchase rights under the Non-423 Component that does not qualify as an “employee stock purchase plan” under Section 423 of the Code.

A summary of the principal provisions of the 2011 ESPP is set forth below. The summary is qualified in its entirety by reference to the full text of the 2011 ESPP, which is attached as Annex A to this proxy statement and is incorporated by reference herein.

Administration

The 2011 ESPP will be administered by the Board, the Compensation Committee or other committee appointed by the Board (the “Committee”), or one or more persons selected by the Board or Committee to administer the 2011 ESPP (the “Administrator”). The Administrator has full power to interpret the 2011 ESPP in its sole discretion, including the authority to make factual determinations. The decisions of the Administrator shall be conclusive and binding upon all participants.

Eligibility

Any individuals who have been employed by the Company or any Designated Affiliate or Designated Subsidiary for at least six months as of an Offering Date (as defined below) are eligible to participate in the 2011 ESPP, subject to administrative rules established by the Administrator. The Administrator may, prior to an Offering Date, determine that an employee will not be eligible unless he or she customarily works for at least 20 hours per week and more than five months in a calendar year as of an Offering Date. However, no employee is eligible for grants of purchase rights under the 423 Component of the 2011 ESPP to the extent that, immediately after the grant, (i) that employee would own 5% of either the voting power or the value of all classes of capital stock of the Company, including the Company’s Class A and Class B common stock, and (ii) his or her rights to purchase capital stock under all employee stock purchase plans of the Company accrues at a rate that exceeds $25,000 for each calendar year in which such rights are outstanding and exercisable.

Eligible employees become participants in the 2011 ESPP by enrolling and authorizing payroll deductions by the deadline established by the Administrator prior to the relevant Offering Date. Employees of a Designated Affiliate or Designated Subsidiary of the Company may also participate in the 2011 ESPP, but they are not eligible to make purchases that qualify under Section 423 of the Code, unless otherwise designated by the Administrator in its discretion. Directors who are not employees are not eligible to participate.

As of February 28, 2011, approximately 2,900 employees of the Company and its Designated Subsidiaries and Designated Affiliates were eligible to participate in the 2011 ESPP.

Limitation on Shares Available

A total of 600,000 Shares have been reserved for issuance under the 2011 ESPP. Unless terminated earlier by the Board, the 2011 ESPP will terminate on the earlier of the date on which all of the Shares available for issuance under the 2011 ESPP have been sold and the date on which all purchase rights have been exercised in connection with the dissolution, liquidation or Change in Control of the Company.

Participation in an Offering

Offering Periods and Purchase Periods. The 2011 ESPP will be implemented by consecutive offering periods (each, an “Offering Period”), each consisting of a single purchase period beginning each fiscal quarter (each, a “Purchase Period”). The Administrator may alter the duration of the Offering Periods, up to a maximum of 27 months, and the number of Purchase Periods within each Offering Period, without shareholder approval.

Enrollment; Contributions. An eligible employee may participate in the 2011 ESPP and thus become a participant (each, a “Participant”) by completing and submitting a participation election to the Company or otherwise completing the procedures for enrollment as established by the Administrator, by the deadline established by the Administrator prior to the first trading day of an Offering Period (the “Offering Date”). A Participant must also elect to make contributions in whole percentages up to a maximum of 10% of his or her eligible compensation to the 2011 ESPP at a bi-weekly rate, which will generally be collected through payroll deductions. Such payroll deductions are also subject to the limitations discussed above.

Purchase Rights. Each eligible employee who has enrolled in the 2011 ESPP shall be granted a purchase right on each Offering Date of each Offering Period to purchase Shares on the last trading day of that Offering Period (each, a “Purchase Date”). The purchase right expires on the earliest of the last day of the Offering Period, termination of employment, or withdrawal from the 2011 ESPP in accordance with the procedures and deadline established by the Administrator. Once a purchase right expires, the Participant will automatically be re-enrolled and granted a new purchase right, unless the Participant has earlier withdrawn from participation in the 2011 ESPP in accordance with the procedures established by the Administrator.

Purchase Price; Shares Purchased. The price per share at which Shares are purchased under the 2011 ESPP (the “Purchase Price”) shall be established by the Administrator prior to each Offering Period, but may not be less than the lower of (i) 85% of the fair market value of a Share on the Offering Date for the relevant Offering Period or (ii) 85% of the fair market value of a Share on the Purchase Date for the relevant Offering Period. As of March 21, 2011, the fair market value of a Share was $118.68. The fair market value of a Share on any given date is determined by the Board based on the closing price of the Shares on the New York Stock Exchange (“NYSE”) as of such date. The number of whole Shares a Participant purchases on a Purchase Date is determined by dividing the total amount of the Participant’s contributions during the relevant Purchase Period by the Purchase Price. The maximum number of Shares that a Participant may in any event purchase in any Offering Period or calendar year is 1,000 Shares.

Changes in Contribution Rate. A Participant may decrease or increase his or her rate of contributions under the 2011 ESPP in any whole percentage up to a maximum of 10% for a subsequent Offering Period by submitting a new election with the Company by the deadline established by the Administrator prior to the start of that Offering Period. The new rate will become effective for the subsequent Offering Period after the new election is submitted and accepted by the Company, and will remain in effect for the entire Offering Period and each subsequent Offering Period thereafter (unless changed again by the Participant or the Participant withdraws from the 2011 ESPP in accordance with the procedures established by the Administrator).

Withdrawal. A Participant’s participation in a given Offering Period may be terminated in whole, but not in part, by submitting to the Company a notice of withdrawal from the 2011 ESPP by the deadline and in the form and manner established by the Administrator. However, no withdrawal may be elected at any time prior to the end of the then-current Offering Period.

Termination of Employment. Termination of a Participant’s employment for any reason, including death, immediately terminates any outstanding purchase rights, and he or she shall be deemed to have elected to withdraw from the 2011 ESPP. In such event, the contributions credited to the Participant’s account will be returned to such Participant, or in the case of death, to the person or persons entitled to those contributions.

Adjustments for Changes in Capitalization and Similar Events. In the event that the Company’s Common Stock is changed by reason of any changes in capitalization, such as a stock dividend, stock split, spin-off, rights offering or recapitalization, effected without the receipt of consideration from the Company’s stockholders, proportional adjustments may be made the maximum number of Shares available for issuance under the 2011 ESPP, the maximum number of shares that each Participant may purchase during an Offering Period and the price per Share used to determine the Purchase Price. Such adjustment shall be made by the Administrator, whose determination shall be final, binding and conclusive. In addition, in the event of certain mergers, consolidations or acquisitions by another company of all or substantially all of the Company’s assets or outstanding securities, each outstanding purchase right shall be assumed or an equivalent purchase right substituted by the successor company or its parent or subsidiary. If the successor company (or its parent or subsidiary) refuses to assume or substitute the purchase rights, the Offering Period then in progress during which a Participant may purchase Shares will be shortened to a new purchase date specified by the Administrator before the proposed merger, consolidation or acquisition.

Transferability. No purchase rights or accumulated contributions of a Participant under the 2011 ESPP may be assigned, alienated, pledged, attached, sold or otherwise disposed of in any way and any such attempt shall be without effect and may be treated by the Company as an election to withdraw from the 2011 ESPP.

Amendment and Termination. The Administrator may amend, modify, suspend or terminate the 2011 ESPP at any time, subject to applicable law, regulation or stock exchange rule; provided, however, that stockholder approval will be obtained for any amendment to the extent necessary in such a manner and to such a degree as required. In addition, no amendment may change any purchase right granted under the 2011 ESPP which adversely affects the rights of any Participant without the consent of the affected Participant.

Certain U.S. Federal Tax Consequences

The following summary briefly describes the material U.S. federal income tax consequences of rights under the 2011 ESPP generally applicable to the Company and to Participants subject to U.S. taxation. It is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, and does not address any local, state or non-U.S. laws. Participants in the 2011 ESPP should consult their own professional advisors concerning their tax and other legal obligations with respect to their participation in the 2011 ESPP.

Amounts deducted from a Participant’s pay under the 2011 ESPP are part of the employee’s regular compensation and remain subject to U.S. federal, state and local income and employment withholding taxes. Generally, a Participant will not recognize any additional income at the time he or she elects to participate in the 2011 ESPP, or in the case of purchase rights granted under the 423 component of the 2011 ESPP, purchases Shares under the 2011 ESPP.

423 Component. Rights to purchase Shares granted under the 423 component of the 2011 ESPP are intended to qualify for favorable federal income tax treatment associated with rights granted under an “employee stock purchase plan” under the provisions of Section 423 of the Code, although the Company makes no representation of such status as an “employee stock purchase plan” under Section 423 of the Code or undertaking to maintain such status. Under these provisions, no income will be taxable to a Participant until the Shares purchased under the 2011 ESPP are sold or otherwise disposed of, provided that the requisite holding period has been met. Generally, the requisite holding period for favorable U.S. federal income tax treatment upon the sale or other disposition of the Shares purchased under the 2011 ESPP is the later of (i) 2 years after the Offering Date and (ii) 1 year after the purchase of the Shares.

When the requisite holding period is met, the Participant will recognize, for U.S. federal tax purposes, ordinary income at the time of disposition of the Shares in an amount equal to the lesser of (i) the excess (or zero if there is no excess) of the fair market value of the Shares on the disposition date over the Purchase Price, and (ii) the excess of the fair market value of the Shares on the Offering Date over the Purchase Price at the grant date. In addition, a Participant generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the disposition of the Shares and the Participant’s basis in the Shares (i.e., the Purchase Price plus the amount taxed as ordinary income).

The Company generally will not be allowed any deduction by reason of the grant of purchase rights or a Participant’s purchase of Shares under the 2011 ESPP. However, if a Participant disposes of the Shares purchased pursuant to the 2011 ESPP before the requisite holding period has been met, the Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the Participant. If a Participant disposes of Shares purchased under the 2011 ESPP after the requisite holding period has been met, the Company will not receive any deduction for federal income tax purposes with respect to the Shares.

Non-423 Component. If the purchase right is granted under the non-423 component of the 2011 ESPP, then the amount equal to the difference between the fair market value of the Shares on the Purchase Date and the Purchase Price will be treated as ordinary income at the time of such purchase. In such instances, the amount of such ordinary income will be added to the Participant’s basis in the Shares, and any additional gain or resulting loss recognized on the disposition of the Shares after such basis adjustment will be a capital gain or loss.

The Company will generally be entitled to a deduction in the year of purchase equal to the amount of ordinary income realized by the Participant as a result of such disposition, subject to the satisfaction of any tax-reporting obligations.

New Plan Benefits

No employees will be permitted to enroll or participate in the 2011 ESPP until it is approved by the Company’s stockholders. In addition, benefits under the 2011 ESPP will depend on the employees’ enrollment and contribution elections, and the fair market value of the Shares at various future dates. Therefore, it is not possible to determine the benefits that will be received in the future by Participants in the 2011 ESPP if approved by stockholders.

Vote Required

Adoption of the 2011 ESPP requires approval by holders of a majority of the outstanding shares of the Company’s Common Stock who are present, or represented, and entitled to vote thereon, at our annual meeting of stockholders.

The Board of Directors recommends that you vote FOR the approval of the Bio-Rad Laboratories, Inc. 2011 Employee Stock Purchase Plan.

IV. ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which we refer to as the Dodd-Frank Act, provides our stockholders with an opportunity to vote on a proposal to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in the Compensation Discussion and Analysis section and the related executive compensation tables. Accordingly, we are asking stockholders to approve, on an advisory (non-binding) basis, the following advisory resolution (the “Advisory Resolution”) at our annual meeting of stockholders:

“RESOLVED, that the compensation of the Company’s named executive officers, as disclosed in the Annual Proxy Statement for the 2011 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2010 Summary Compensation Table, and the other related tables and disclosure, is hereby APPROVED.”

The Board of Directors recommends a vote FOR this resolution because it believes that the policies and practices described in the Compensation Discussion and Analysis are effective in achieving the Company’s goals of attracting, retaining and motivating our executives, rewarding individual and Company performance and aligning the executives’ long-term interests with those of the stockholders.

We encourage stockholders to read the Compensation Discussion and Analysis beginning on page 12 of this proxy statement, as well as the 2010 Summary Compensation Table and related compensation tables and narrative, appearing on pages 17 through 23, which provide detailed information on the Company’s compensation policies and practices and the compensation of our named executive officers.

This “say-on-pay” vote is a non-binding advisory vote. The approval or disapproval of this proposal by stockholders will not require the Board of Directors or the Compensation Committee to take any action regarding our executive compensation practices. The final decision on the compensation and benefits of our named executive officers and on whether, and if so, how, to address stockholder disapproval of this proposal remains with the Board of Directors and the Compensation Committee.

The affirmative vote of a majority of the votes cast by the holders of the outstanding shares of the Class A Common Stock and Class B Common Stock, all voting as a single class is required to approve the Advisory Resolution. Abstentions and broker non-votes will not affect the voting results.

The Board of Directors recommends that you vote FOR approval of the Advisory Resolution on executive compensation.

V. ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also provides our stockholders with an opportunity to vote on a proposal, on an advisory (non-binding) basis, regarding how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the Security and Exchange Commission’s compensation disclosure rules, such as Item IV above. In this Item V, we are asking stockholders to vote on whether future advisory votes on executive compensation (similar to Item IV) should occur every year, every two years or every three years. Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation. This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board.

The Board understands that there are different views as to what is an appropriate frequency for advisory votes on executive compensation. After careful consideration of this proposal, our Board of Directors has determined that an advisory vote on executive compensation that occurs every THREE YEARS is the most appropriate alternative for the Company, and therefore our Board of Directors recommends that you vote for a three-year interval for the advisory vote on executive compensation.

The affirmative vote of the holders of a majority in voting power of the shares which are present in person or by proxy and entitled to vote thereon at the annual meeting at which a quorum is present is required for the approval of the vote regarding the frequency of an advisory vote on the compensation of our named executive officers. Abstentions will have the same effect as voting against this proposal. The approval of Item V is a non-routine proposal on which a broker or other nominee does not have discretion to vote any uninstructed shares. Broker non-votes represent votes not entitled to be cast on the matter and thus will have no effect on the outcome of the say-on-pay vote. With respect to this item, if none of the frequency alternatives (one year, two years or three years) receives a majority vote, we will consider the frequency that receives the highest number of votes by stockholders to be the frequency that has been selected by our stockholders. However, because this vote is advisory and not binding on us or our Board of Directors in any way, our Board of Directors may decide that it is in our and our stockholders’ best interests to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

The Board of Directors recommends that you vote for conducting future advisory votes on executive compensation EVERY THREE YEARS.

VI. OTHER MATTERS

At the date of this proxy statement, our Board of Directors does not know of any business to be presented for consideration at the annual meeting other than that described above. If any other business should properly come before the annual meeting, the shares represented by proxies will be voted in accordance with the judgment of the persons named in such proxies.

Our annual report for the year ended December 31, 2010, including financial statements, has been mailed, or is being mailed concurrently with this proxy statement, to all of our stockholders as of the record date for our annual meeting.

Stockholders of record on February 25, 2011 may obtain copies without charge of our annual report on Form 10-K (excluding exhibits) filed with the Securities and Exchange Commission by contacting:

Bio-Rad Laboratories, Inc.

Attn: Corporate Secretary

1000 Alfred Nobel Drive

Hercules, CA 94547

STOCKHOLDER PROPOSALS

If you want us to consider including a proposal in next year’s proxy statement, you must deliver it in writing to Bio-Rad Laboratories, Inc. at 1000 Alfred Nobel Drive, Hercules, California 94547, Attention: Secretary, no later than December 3, 2011.

If you want to present a proposal at next year’s annual meeting but do not wish to have it included in the Company’s proxy statement, you must submit it in writing to us at the above address by February 15, 2012.

By order of the Board of Directors

BIO-RAD LABORATORIES, INC.

SANFORD S. WADLER, Secretary

Hercules, California

April 1, 2011

ANNEX A

BIO-RAD LABORATORIES, INC.

2011 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries and Designated Affiliates with an opportunity to purchase Shares of the Company. This Plan includes two components: a Code Section 423 Component (the “423 Component”) and a non-Code Section 423 Component (the “Non-423 Component”). It is the intention of the Company to have the 423 Component qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the 423 Component, accordingly, shall be construed so as to extend and limit participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. In addition, this Plan authorizes the grant of purchase rights under the Non-423 Component that does not qualify as an “employee stock purchase plan” under Section 423 of the Code; such purchase rights shall be granted pursuant to rules, procedures or subplans adopted by the Administrator designed to achieve tax, securities laws or other objectives for Eligible Employees and the Company. Except as otherwise provided herein, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

2. Definitions.

(a) “Administrator” means the Board, the Committee or one or more persons selected by the Board or Committee to administer and interpret the Plan in its sole discretion, including the authority to make factual determinations. Any such interpretation or determination shall be conclusive and binding on all Participants.

(b) “Affiliate” means (a) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (b) any entity in which the Company has a significant equity interest, in either case as determined by the Administrator, whether now or hereafter existing.

(c) “Board” means the Board of Directors of the Company.

(d) “Change in Control” means a change in ownership or control of the Company effected through any of the following transactions or series of transactions:

(i) any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer for securities of the Company;

(ii) a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or another entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii) the sale or disposition by the Company of all or substantially all of the Company’s assets.

(e) “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder.

(f) “Committee” means the compensation committee of the Board, or such other committee of the Board as may be designated by the Board to administer the Plan.

(g) “Company” means Bio-Rad Laboratories, Inc., a Delaware corporation.

(h) “Compensation” means all base gross earnings excluding commissions, income from stock options or equity benefits, amounts received for the exchange of options or equity benefits, bonuses, overtime pay, shift premiums, long-term disability or workers compensation payments and similar amounts, but includes elective qualified contributions by the Participant to employee benefit plans, unless otherwise determined by the Administrator. For Participants outside the United States, Compensation shall include 13th/14th month payments or similar payments as required under applicable law. The Administrator shall have the discretion to determine the application of this definition to Employees outside the United States.

(i) “Contributions” means the payroll deductions (to the extent permitted under applicable local law) and other additional payments that the Company may allow to be made by a Participant to fund the purchase of Shares pursuant to the Plan if payroll deductions are not permitted or advisable under applicable law.

(j) “Cutoff Date” means the date other than the Offering Date established by the Administrator as the deadline for enrolling or re-enrolling in the Plan pursuant to Section 5, or withdrawing from the Plan pursuant to Section 10.

(k) “Designated Affiliate” means any Affiliate selected by the Administrator as eligible to participate in the Non-423 Component. For the avoidance of doubt, the Administrator may not delegate this task to any other entity or individual.

(l) “Designated Subsidiary” means any Subsidiary selected by the Administrator as eligible to participate in the 423 Component. For the avoidance of doubt, the Administrator may not delegate this task to any other entity or individual.

(m) “Director” means a member of the Board.

(n) “Effective Date” shall mean the date the Plan becomes effective in accordance with Section 24.

(o) “Eligible Employee” means any individual who is an Employee on the first Offering Date following six months of employment by the Company or any Designated Affiliate or Designated Subsidiary, or such other period of employment as may be designated by the Administrator from time to time. The Administrator, in its discretion, from time to time may, prior to an Offering Date for a particular Offering and for all purchase rights to be granted on such Offering Date under such Offering, determine that the definition of Eligible Employee will or will not include an individual if he or she customarily works not more than twenty (20) hours per week or not more than five (5) months in any calendar year (or, in each case, such lesser period of time as may be determined by the Administrator in its discretion), provided that any such exclusion is applied with respect to each Offering in a uniform manner to all similarly-situated employees who otherwise would be Eligible Employees for that Offering. For purposes of the 423 Component, the employment relationship shall be treated as continuing intact while the individual is on military or sick leave or other bona fide leave of absence approved by the Company or the Designated Subsidiary so long as the leave does not exceed three (3) months or if longer than three (3) months, the individual’s right to reemployment is provided by statute or has been agreed to by contract or in a written policy of the Company which provides for a right of reemployment following the leave of absence. The employment relationship shall be treated as continuing intact where an Eligible Employee transfers employment between the Company, Designated Subsidiaries and/or Designated Affiliates; provided, however, that an individual who is not employed by the Company or a Designated Subsidiary on the Offering Date and through a date that is no more than three (3) months prior to the Purchase Date will participate only in the Non-423 Component unless the individual continues to have a right to reemployment with the Company or a Designated Subsidiary provided by statute or contract or in a written policy of the Company which provides for a right of reemployment following the leave of absence. The Administrator shall establish rules to govern other transfers into the 423 Component, and between any separate Offerings established thereunder, consistent with the applicable requirements of Section 423 of the Code.

(p) “Employee” means any individual who is an employee of the Company or a Designated Affiliate or Designated Subsidiary within the meaning of Section 3401(c) of the Code and the regulations promulgated thereunder or as otherwise determined under applicable law.

(q) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, from time to time, or any successor law thereto, and the regulations promulgated thereunder.

(r) “Fair Market Value” means, as of any given date, (a) if Shares are traded on the NYSE or any other established stock exchange or national market system, the closing price of a Share as reported in the Wall Street Journal (or such other source as the Administrator may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (b) if Shares are not traded on an exchange but is quoted on a quotation system, the mean between the closing representative bid and asked prices for a Share on such date, or if no sale occurred on such date, the first date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by such quotation system; or (c) if Shares are not publicly traded, the fair market value established by the Board acting in good faith.

(s) “NYSE” means the New York Stock Exchange.

(t) “Offering” means an offer under the Plan of a purchase right that may be exercised during an Offering Period as further described in Section 2(v). Unless the Administrator determines otherwise, for purposes of the 423 Component, each Designated Subsidiary or Designated Affiliate will be deemed to participate in its own separate Offering under the Plan (the terms of which need not be identical to other separate Offerings for other Designated Subsidiaries or Designated Affiliates), even if the dates of the applicable Offering Periods of each separate Offering and/or the terms of separate Offerings are otherwise identical.

(u) “Offering Date” means the first Trading Day of each Offering Period.

(v) “Offering Period” means a period set by the Administrator containing a Purchase Period or multiple Purchase Periods, provided, however, that in no event will an Offering Period exceed 27 months. Unless otherwise determined by the Administrator, an Offering Period shall consist of a single Purchase Period.

(w) “Parent” means a “parent corporation” of the Company whether now or hereinafter existing as defined in Section 424(e) of the Code and any applicable regulations promulgated thereunder.

(x) “Participant” means any Eligible Employee who participates in the Plan as described in Section 5.

(y) “Participation Election” means any written agreement, enrollment form, contract or other instrument or document (in each case in paper or electronic form) evidencing that an Eligible Employee has elected to become a Participant in the Plan, which may, but need not, require execution by a Participant.

(z) “Plan” means this Bio-Rad Laboratories, Inc. 2011 Employee Stock Purchase Plan, including both the 423 and Non-423 Components.

(aa) “Purchase Date” means the last Trading Day of each Offering Period.

(bb) “Purchase Period” means a period commencing on the first Trading Day of each fiscal quarter of the Company and ending on the last Trading Day of such fiscal quarter, unless otherwise designated by the Administrator. The duration and timing of Purchase Periods may be changed pursuant to Section 4.

(cc) “Purchase Price” means a per-Share amount to be paid by a Participant to purchase a Share on the Purchase Date. Such Purchase Price shall be established by the Administrator for each Offering prior to an Offering Period and shall be no less than the lower of (i) eighty-five percent (85%) of the Fair Market Value of a

Share on the Offering Date for the relevant Offering Period or (ii) eighty-five percent (85%) of the Fair Market Value of a Share on the Purchase Date for the relevant Offering Period. Such Purchase Price may be established by the Administrator by any manner or method the Administrator determines, pursuant to Section 16, and subject to (i) with respect to the 423 Component, compliance with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule) or (ii) with respect to the Non-423 Component, pursuant to such manner or method as determined by the Administrator to comply with applicable local law.

(dd) “Share” means a share of Class A common stock of the Company, $0.0001 par value, or such other security of the Company (i) into which such share shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction or (ii) as may be determined by the Administrator pursuant to Section 16.

(ee) “Subsidiary” means any “subsidiary corporation” of the Company whether now or hereinafter existing, as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder.

(ff) “Trading Day” means a day on which the NYSE or, if the Shares are no longer listed on the NYSE, but are listed on any other national stock exchange or national market system, a day on which such other national stock exchange or national market system on which the Shares are listed is open for trading.

3. Eligibility. Any Eligible Employee on a given Offering Date shall be eligible to participate in the Plan, provided, however, that employees who are citizens or residents of a non-U.S. jurisdiction may be excluded from participation in the Plan or an Offering if the participation of such Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code. Further, notwithstanding any provisions of the Plan to the contrary, no Eligible Employee shall be granted a purchase right under the 423 Component of the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding purchase rights to purchase capital stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase capital stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate that exceeds Twenty-Five Thousand Dollars (US$25,000) worth of such stock (determined at the fair market value of the shares of such stock at the time such purchase right is granted) for each calendar year in which such purchase right is both outstanding and exercisable.

4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods (each consisting of a single Purchase Period) with a new Purchase Period commencing on the first Trading Day on or after each fiscal quarter of each year, or on such other date as the Administrator shall determine, and continuing thereafter to the last Trading Day of the respective fiscal quarter or until terminated in accordance with Section 20. Within the limitations set forth in Section 2(v), the Administrator shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5. Participation. Any Eligible Employee may enroll or re-enroll (and thus become a Participant) in the Plan by completing and submitting to the Company a Participation Election (either through the Company’s online Plan enrollment process or in paper form) and/or any other forms and following any procedures for enrollment in the Plan as may be established by the Administrator from time to time by the Offering Date, the Cutoff Date, or such other date as the Administrator may establish from time to time before an Offering Date. Any Participation Election received by the Company before an Offering Date, the Cutoff Date, or such other date as the Administrator may establish from time to time before an Offering Date, will be effective on that Offering Date.

6. Contributions.

(a) Election of Contribution Amount. Each Participant may elect to make Contributions at a bi-weekly rate equal to any whole percentage up to a maximum of 10%, or such other maximum percentage as the Administrator may establish from time to time before an Offering Date for all purchase rights to be granted on such Offering Date, of his or her Compensation. The rate of Contribution shall be designated by the Participant in the Participant Election. A Participant may elect to increase or decrease the rate of Contribution effective as of the next Offering Period by delivery to the Company no later than the relevant Offering Date ,the related Cutoff Date, or such other date as the Administrator may establish from time to time before the next Offering Date, of a new Participation Election indicating the revised rate of Contribution. However, except to the extent necessary to comply with Section 423(b)(8) of the Code as described in Section 3, a Participant’s Contributions may not be increased or decreased during an Offering Period unless otherwise determined by the Administrator in its discretion. A Participant’s enrollment in the Plan shall remain in effect for successive Offering Periods unless terminated as provided in Section 10.

(b) Credit to Participant’s Account. Contributions shall be credited to a Participant’s account as soon as administratively feasible after payroll withholding or other additional payments are made. The Company shall be entitled to use of the Contributions immediately after they are made, except where applicable law requires that Contributions to the Plan from Participants be segregated from general corporate funds and/or deposited with an independent third party. No interest shall be paid or credited to the Participant with respect to his or her Contributions, unless required by applicable law.

(c) Discontinuing Contributions. A Participant may discontinue Contributions and thus discontinue his or her participation in the Plan as provided in Section 10 by completing any forms and following any procedures for withdrawal from the Plan as may be established by the Administrator from time to time.

(d) Payment of Taxes by Participant. At the time that Shares are purchased under the Plan, or upon disposition of some or all of the Shares acquired under the Plan (or at any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s, the Designated Affiliate’s or the Designated Subsidiary’s federal, state, foreign or any other tax liability payable to any authority, national insurance, social security, payment-on-account or other tax obligations, if any, which arise as a result of participation in the Plan, including, for the avoidance of doubt, any liability of the Participant to pay an employer tax or social insurance contribution obligation, which liability has been shifted to the Participant as a matter of law or contract. At any time, the Company or the Designated Affiliate or Designated Subsidiary, as applicable, may, but shall not be obligated to, withhold from the Participant’s Compensation the amount necessary for the Company, the Designated Affiliate or the Designated Subsidiary, as applicable, to meet applicable withholding obligations, including any withholding required to make available to the Company, the Designated Affiliate or the Designated Subsidiary, as applicable, any tax deductions or benefits attributable to sale or early disposition of Shares by the Eligible Employee. In addition, the Company, the Designated Affiliate or the Designated Subsidiary, as applicable, may withhold from the proceeds of the sale of Shares, may withhold a sufficient whole number of Shares otherwise issuable following purchase having an aggregate fair market value sufficient to pay applicable withholding obligations or may withhold by any other means set forth in the applicable Participation Election. Where necessary to avoid negative accounting treatment, the Company or its Subsidiary or Affiliate shall withhold taxes at the applicable statutory minimum withholding rates.

7. Grant of Purchase Right. On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted a purchase right to purchase on each Purchase Date during such Offering Period (at the applicable Purchase Price) up to a number of Shares determined by dividing such Eligible Employee’s Contributions accumulated prior to such Purchase Date by the applicable Purchase Price; provided, however, that for any Offering Period, the Administrator may set a minimum, a maximum, or both a minimum and a maximum number of Shares that may be subscribed for during such Offering Period, provided further that the maximum number of Shares may not in any event exceed 1,000 Shares per Offering Period or per calendar year, subject to adjustment pursuant to Section 15, and provided further that such purchase shall be subject to the limitations set forth in Sections 3 and 14. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of Shares that an Eligible Employee may purchase during each Offering Period. The purchase of Shares pursuant to the purchase right shall occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10. The purchase right shall expire on the last day of the Offering Period. Any Participant whose purchase right expires and who has not withdrawn pursuant to Section 10 will automatically be re-enrolled in the Plan and granted a new purchase right on the Offering Date immediately following the date on which the prior purchase right expires.

8. Purchase of Shares.

(a) Unless a Participant withdraws from the Plan as provided in Section 10, on the Purchase Date, the maximum number of Shares, including fractional Shares, as may be purchased with the accumulated Contributions in the Participant’s account shall be purchased for such Participant at the applicable Purchase Price, subject to the limitations in Section 7 and Section 8(b). In the Administrator’s discretion, fractional Shares shall not be purchased and in such event, any Contributions accumulated in a Participant’s account which are not sufficient to purchase a full Share shall, at the discretion of the Administrator, be returned to the Participant or be retained in the Participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10. During a Participant’s lifetime, Shares may be purchased pursuant to the Participant’s purchase right only by the Participant.

(b) No Participant in the 423 Component of the Plan is permitted to purchase shares under all employee stock purchase plans of the Company and its Subsidiaries at a rate that exceeds $25,000 in fair market value of stock (determined at time the purchase right is granted) for each calendar year in which any stock purchase right is both outstanding and exercisable.

(c) If the Administrator determines that, on a given Purchase Date, the number of Shares with respect to which purchase rights are to be exercised may exceed (i) the number of Shares that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of Shares available for sale under the Plan on such Purchase Date, the Administrator may provide, in its sole discretion, that the Company shall make a pro-rata allocation of the Shares available for purchase on such Purchase Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising purchase rights on such Purchase Date. The Company may make a pro-rata allocation of the Shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Date.

9. Delivery. By enrolling in the Plan, each Participant shall be deemed to have authorized the establishment of a brokerage account on his or her behalf at a securities brokerage firm selected by the Administrator. Alternatively, the Administrator may provide for Plan share accounts for each Participant to be established by the Company or by an outside entity selected by the Administrator which is not a brokerage firm. As soon as reasonably practicable after each Purchase Date on which a purchase of Shares occurs, the Company shall arrange for the delivery to each Participant of the Shares purchased upon exercise of his or her purchase right to the Participant’s brokerage or Plan share account in a form determined by the Administrator. The Administrator may require that shares be retained with the securities brokerage firm or transfer agent selected by the Administrator for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares, or for such other reason as the Administrator may determine is advisable. Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing Shares issued in connection with any purchase under the Plan, and instead such Shares shall be recorded in the books of the brokerage firm selected by the Administrator or, as applicable, the Company, its transfer agent, stock plan administrator or such other outside entity which is not a brokerage firm.

10. Withdrawal.

(a) A Participant may decide not to purchase Shares on future Purchase Dates and opt to withdraw all, but not less than all, the Contributions credited to his or her account and not yet used to purchase Shares under the Plan by giving notice in a form or manner prescribed by the Administrator from time to time by the next Offering Date, Cutoff Date, or such other date as the Administrator may establish from time to time, and subject to any further limitations or requirements approved by the Administrator; except that no withdrawals shall be permitted for the then-current Purchase Period or as otherwise may be specified by the Administrator in its discretion. All of the Participant’s Contributions credited to his or her account shall, at the discretion of the Administrator, be retained in Participant’s account and used to purchase Shares at the next Purchase Date. If a Participant withdraws from the Plan, Contributions shall not resume at the beginning of the succeeding Purchase Period unless he or she completes the process to re-enroll in the Plan as prescribed by the Administrator from time to time.

(b) A Participant’s withdrawal from a Purchase Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Purchase Periods which commence after the termination of the Purchase Period from which he or she has withdrawn.

11. No Right to Employment. Participation in the Plan by a Participant shall not be construed as giving a Participant the right to be retained as an employee of the Company, a Subsidiary, or an Affiliate, as applicable. Furthermore, the Company, a Subsidiary, or an Affiliate may dismiss a Participant from employment at any time, free from any liability or any claim under the Plan.

12. Termination of Employment. Unless otherwise determined by the Administrator, upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant’s account during the Offering Period but not yet used to purchase Shares under the Plan shall be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 17, and such Participant’s purchase right shall be terminated automatically.

13. Interest. No interest will accrue on the Contributions of a Participant in the Plan, except as may be required by applicable law, as determined by the Administrator, and if so required by the laws of a particular jurisdiction, shall apply to all Participants in the relevant Offering except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423-2(f).

14. Shares Available for Purchase under the Plan.

(a) Basic Limitation. Subject to adjustment pursuant to Section 15, the aggregate number of Shares authorized for sale under the Plan is 600,000 Shares. For avoidance of doubt, the limitation set forth in this section may be used to satisfy purchases of Shares under either the 423 Component or the Non-423 Component.

(b) Rights as an Unsecured Creditor. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly-authorized transfer agent of or broker selected by the Company), a Participant shall only have the rights of an unsecured creditor with respect to such Shares, and no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to such Shares.

(c) Sources of Shares Deliverable at Purchase. Any Shares issued after purchase may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

15. Adjustments for Changes in Capitalization and Similar Events.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the maximum number of Shares that shall be made available for sale under the Plan, the maximum number of Shares that each Participant may purchase during the Offering Period (pursuant to Section 7) or over a calendar year under the $25,000 limitation (pursuant to Section 8(b)) and the per Share price used to determine the Purchase Price shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from any nonreciprocal transaction between the Company and its stockholders, (such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend), that affects the Shares (or other securities of the Company) or the price of Shares (or other securities) and causes a change in the per share value of the Shares underlying outstanding purchase rights. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to a purchase right.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company as contemplated by Section 2(e)(iv), the Offering Period then in progress shall be shortened by setting a new Purchase Date (the “New Purchase Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Purchase Date shall be before the date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each Participant in writing, at least ten (10) U.S. business days prior to the New Purchase Date, that the Purchase Date for the Participant’s purchase right has been changed to the New Purchase Date and that Shares shall be purchased automatically for the Participant on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10.

(c) Change in Control. In the event of a Change in Control, each outstanding purchase right shall be assumed or an equivalent purchase right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the purchase right, the Offering Period then in progress shall be shortened by setting a New Purchase Date and shall end on the New Purchase Date. The New Purchase Date shall be before the date of the Company’s proposed merger or Change in Control. The Administrator shall notify each Participant in writing, at least ten (10) U.S. business days prior to the New Purchase Date, that the Purchase Date for the Participant’s purchase right has been changed to the New Purchase Date and that Shares shall be purchased automatically for the Participant on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10.

16. Administration.

(a) Authority of the Administrator. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Administrator by the Plan, the Administrator shall have sole and plenary authority to administer the Plan, including, without limitation, the authority to (i) construe, interpret, reconcile any inconsistency in, correct any default in and supply any omission in, and apply the terms of the Plan and any Participation Election or other instrument or agreement relating to the Plan, (ii) determine eligibility and adjudicate all disputed claims filed under the Plan, including whether Eligible Employees shall participate in the 423 Component or the Non-423 Component and which entities shall be Designated Subsidiaries or Designated Affiliates, (iii) determine the terms and conditions of any purchase right to purchase Shares under the Plan, (iv) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan, (v) amend an outstanding purchase right or grant a replacement purchase right for a purchase right previously granted under the Plan if, in the Administrator’s discretion, it determines that (A) the tax consequences of such purchase right to the Company or the Participant differ from those consequences that were expected to occur on the date the purchase right was granted, or (B) clarifications or interpretations of, or changes to, tax law or regulations permit purchase rights to be granted that have more favorable tax consequences other than initially anticipated, and (vi) make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan. Notwithstanding any provision to the contrary in this Plan, the Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States. Without limiting the generality of the foregoing, the Administrator specifically is authorized to adopt rules, procedures and subplans, which, for purposes of the Non-423 Component, may be outside the scope of Section 423 of the Code, regarding, without limitation, eligibility to participate, the definition of Compensation, making and handling of Contributions to the Plan, establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, withholding procedures and handling of Share issuances, which may vary according to local requirements. The Administrator may not delegate its authority to make adjustments pursuant to Section 15(a).

(b) Administrator Decisions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any purchase right to purchase Shares granted under the Plan shall be within the sole and plenary discretion of the Administrator, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Designated Subsidiary or Designated Affiliate, any Participant or any Eligible Employee, as applicable.

(c) Indemnification. To the extent allowable pursuant to applicable law, each member of the Board, the Administrator or any employee of the Company, a Designated Subsidiary, or a Designated Affiliate (each such person, a “Covered Person”) shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such Covered Person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Covered Persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

17. Death. Unless otherwise provided in an enrollment form or procedures established by the Administrator from time to time, in the event of the Participant’s death, any accumulated Contributions not used to purchase Shares shall be paid to Participant’s heirs or estate as soon as reasonably practicable following the Participant’s death.

18. Transferability. Neither Contributions credited to a Participant’s account nor any rights with regard to the purchase of Shares pursuant to a purchase right or to receive Shares under the Plan may be assigned, alienated, pledged, attached, sold or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 17) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10.

19. Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions except as may be required by applicable local law, as determined by the Administrator, and if so required by the laws of a particular jurisdiction, shall apply to all Participants in the relevant Offering except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423-2(f). Until Shares are issued, Participants shall only have the rights of an unsecured creditor, although Participants in specified Offerings may have additional rights where required under local law, as determined by the Administrator.

20. Amendment and Termination.

(a) Subject to any applicable law or government regulation and to the rules of the NYSE or any successor exchange or quotation system on which the Shares may be listed or quoted, the Plan may be amended, modified, suspended or terminated by the Board or the Administrator without the approval of the stockholders of the Company. Except as provided in Section 15, no amendment may make any change in any purchase right theretofore granted which adversely affects the rights of any Participant without the consent of the affected Participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval of any amendment in such a manner and to such a degree as required.

(b) Without stockholder approval and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled, inter alia, to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant to adjust for delays or mistakes in the Company’s processing of properly completed enrollment forms, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

21. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form and manner specified by the Administrator at the location, or by the person, designated by the Administrator for the receipt thereof.

22. Conditions Upon Issuance of Shares.

(a) Shares shall not be issued with respect to a purchase right unless the purchase of Shares pursuant to such purchase right and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, U.S. and non-U.S. and state and local provisions, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Any Contributions shall be promptly refunded to the relevant Participant.

(b) As a condition to the purchase of Shares pursuant to a purchase right, the Company may require the person on whose behalf Shares are purchased to represent and warrant at the time of any such purchase that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the applicable provisions of law described in subsection (a) above.

23. Share Issuance. All Shares delivered under the Plan pursuant to the exercise of a purchase right to purchase Shares shall be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the Plan or the rules, regulations, and other requirements of the U.S. Securities and Exchange Commission, the NYSE or any other stock exchange or quotation system upon which such Shares or other securities are then listed or reported and any applicable Federal or state laws, and the Administrator may take whatever steps are necessary to effect such restrictions.

24. Term of Plan. This Plan was originally approved by the Board of Directors on February 23, 2011 and by the holders of a majority of the voting power of all outstanding shares of the Company on [April 26], 2011. The Plan became effective on [April 26], 2011. Unless sooner terminated by the Board or the Administrator in accordance with Section 20, the Plan shall terminate on the date on which all purchase rights are exercised in connection with a dissolution or liquidation pursuant to Section 15(b) or Change in Control pursuant to Section 15(c). No further purchase rights shall be granted or Shares purchased, and no further Contributions shall be collected under the Plan following such termination.

25. Stockholder Approval. The Plan will be subject to the approval by stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under applicable law.

26. Code Section 409A; Tax Qualification. Purchase rights granted under the 423 Component are exempt from the application of Section 409A. Purchase rights granted under the Non-423 Component to U.S. taxpayers are intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. Subject to Section 26(b), purchase rights granted to U.S. taxpayers under the Non-423 Component shall be subject to such terms and conditions that will permit such purchase rights to satisfy the requirements of the short-term deferral exception available under Section 409A of the Code, including the requirement that the Shares subject to a purchase right be delivered within the short-term deferral period. Subject to Section 26(b), in the case of a Participant who would otherwise be subject to Section 409A of the Code, to the extent the Administrator determines that a purchase right or the exercise, payment, settlement or deferral thereof is subject to Section 409A of the Code, the purchase right shall be granted, exercised, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Anything in the foregoing to the contrary notwithstanding, the Company shall have no liability to a Participant or any other party if the purchase right that is intended to be exempt from, or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Administrator with respect thereto.

(a) Although the Company may endeavor to (i) qualify a purchase right for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 26(a). The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

27. Severability. If any particular provision of this Plan is found to be invalid or otherwise unenforceable, such provision shall not affect the other provisions of the Plan, but the Plan shall be construed in all respects as if such invalid provision were omitted.

28. Governing Law. Except to the extent that provisions of this Plan are governed by applicable provisions of the Code or any other substantive provision of federal law, this Plan shall be construed in accordance with the laws of the State of California, U.S.A., without giving effect to the conflict of laws principles thereof.

29. Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	Class A Common Stock

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

- - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - -

A	Election of Directors and Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 3 and 4 and a vote of 3 YEARS for Proposal 5.

1.	Nominees	For	Withhold		For	Withhold
+
	01 - Louis Drapeau	☐	☐	02 - Albert J. Hillman	☐	☐

				For Against Abstain				For	Against	Abstain

2.	PROPOSAL to ratify the selection of Ernst & Young LLP to serve as the Company’s independent auditors.			☐ ☐ ☐	3.	PROPOSAL to approve the Bio-Rad Laboratories, Inc. 2011 Employee Stock Purchase Plan.		☐	☐	☐
							1 Yr	2 Yrs 3 Yrs Abstain

4.	Advisory vote on executive compensation.			☐ ☐ ☐	5.	Advisory vote on the frequency of executive compensation votes.	☐	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name appears hereon or on the stock certificate. Executors, administrators or trustees should indicate their capacities. If stock is held in joint names, both registered holders should sign. No witness or notarization is necessary. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is hereby confirmed.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

- - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Proxy — BIO-RAD LABORATORIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF STOCKHOLDERS

April 26, 2011

The undersigned does hereby appoint CHRISTINE A. TSINGOS and SANFORD S. WADLER and each of them, attorneys-in-fact and agents with full powers of substitution, for and in the name, place and stead of the undersigned, to vote as proxies or proxy all the shares of Class A Common Stock of Bio-Rad Laboratories, Inc. (the “Company”) of record in the name of the undersigned at the close of business on February 25, 2011, at the Annual Meeting of Stockholders, to be held at the Company’s corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547, on Tuesday, April 26, 2011 at 4:00 p.m., Pacific Daylight Time, and at any adjournments or postponements thereof.

This proxy will be voted as specified on the reverse side. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted in favor of the proposal(s). This proxy confers authority for each of the persons indicated above to vote in his or her discretion on other matters which may properly come before the meeting. The Board of Directors recommends a vote FOR Items 1, 2, 3, 4 and 3 YEARS for Item 5.

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side.)

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	Class B Common Stock

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

- - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - -

A	Election of Directors and Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 3 and 4 and a vote of 3 YEARS for Proposal 5.

1.	Nominees:	For	Withhold		For	Withhold		For	Withhold		+

	01 - Ted W. Love, M.D.	☐	☐	02 - Alice N. Schwartz	☐	☐	03 - David Schwartz	☐	☐

	04 - Norman Schwartz	☐	☐
				For Against Abstain					For	Against	Abstain

2.	PROPOSAL to ratify the selection of Ernst & Young LLP to serve as the Company’s independent auditors.			☐ ☐ ☐	3.	PROPOSAL to approve the Bio-Rad Laboratories, Inc. 2011 Employee Stock Purchase Plan.			☐	☐	☐
								1 Yr	2 Yrs 3 Yrs Abstain

4.	Advisory vote on executive compensation.			☐ ☐ ☐	5.	Advisory vote on the frequency of executive compensation votes.		☐	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name appears hereon or on the stock certificate. Executors, administrators or trustees should indicate their capacities. If stock is held in joint names, both registered holders should sign. No witness or notarization is necessary. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is hereby confirmed.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

- - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Proxy — BIO-RAD LABORATORIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF STOCKHOLDERS

April 26, 2011

The undersigned does hereby appoint CHRISTINE A. TSINGOS and SANFORD S. WADLER and each of them, attorneys-in-fact and agents with full powers of substitution, for and in the name, place and stead of the undersigned, to vote as proxies or proxy all the shares of Class B Common Stock of Bio-Rad Laboratories, Inc. (the “Company”) of record in the name of the undersigned at the close of business on February 25, 2011, at the Annual Meeting of Stockholders, to be held at the Company’s corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547, on Tuesday, April 26, 2011 at 4:00 p.m., Pacific Daylight Time, and at any adjournments or postponements thereof.

This proxy will be voted as specified on the reverse side. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted in favor of the proposal(s). This proxy confers authority for each of the persons indicated above to vote in his or her discretion on other matters which may properly come before the meeting. The Board of Directors recommends a vote FOR Items 1, 2, 3, 4 and 3 YEARS for Item 5.

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side.)